As filed with the Securities and Exchange Commission on September 28, 1999


                           Registration No. 33-53688*


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        POST-EFFECTIVE AMENDMENT NO. 6**
                                       To
                                    FORM S-6


                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2


A. Exact name of trust:          EMPIRE STATE MUNICIPAL EXEMPT TRUST, SERIES 71,
                                 GUARANTEED SERIES 118, GUARANTEED SERIES 119
                                 AND GUARANTEED SERIES 120


B. Name of depositors:           GLICKENHAUS & CO.
                                 LEBENTHAL & CO., INC.

C. Complete address of depositors' principal executive offices:

              GLICKENHAUS & CO.                        LEBENTHAL & CO., INC.
              6 East 43rd Street                       120 Broadway
              New York, NY 10017                       New York, NY 10271

D. Name and complete address of agent for service:

      SETH M. GLICKENHAUS     JAMES A. LEBENTHAL        Copy of comments to:
      Glickenhaus & Co.       Lebenthal & Co., Inc.     MICHAEL R. ROSELLA, ESQ.
      6 East 43rd Street      120 Broadway              Battle Fowler LLP
      New York, NY 10017      New York, NY 10271        75 East 55th Street
                                                        New York, NY 10022
                                                        (212) 856-6858

It is proposed that this filing become effective (check appropriate box)

 /x/ immediately upon filing pursuant to paragraph (b) of Rule 485 / / on [Date] pursuant to paragraph (b)
 / / 60 days after filing  pursuant to paragraph (a)
 / / on (   date   ) pursuant to paragraph (a) of Rule 485




_______________________________________________________________________________
* The Prospectus included in this Registration Statement constitutes a combined Prospectus as permitted by the provisions of Rule 429 of the General Rules and Regulations under the Securities Act of 1933 (the "Act"). Said Prospectus covers units of undivided interest in Empire State Municipal Exempt Trust, Series 71, Guaranteed Series 118, Guaranteed Series 119 and Guaranteed Series 120 covered by prospectuses heretofore filed as part of separate registration statements on Form S-6 (Registration Nos. 33-53688, 33-59793, 33-61449 and 33-61469, respectively) under the Act.

** This Prospectus constitutes Post-Effective Amendment No. 4 for Guaranteed Series 118, Guaranteed Series 119 and Guaranteed Series 120.



401261.1

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                    SERIES 71

Prospectus, Part I              3,658 Units         Dated: September  28, 1999


          NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
                             -----------------------

        This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of June 30, 1999 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of May 31, 1999. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."

        The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Corporation.

        In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax when received by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holders is generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under "Tax Status."

        Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

        The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

        Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

        Investors should retain both Parts of this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 EMPIRE STATE MUNICIPAL EXEMPT TRUST, SERIES 71

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1999

                         SPONSORS:  GLICKENHAUS & CO.
                                    LEBENTHAL & CO., INC.

               AGENT FOR SPONSORS:  GLICKENHAUS & CO.
                          TRUSTEE:  THE BANK OF NEW YORK
                        EVALUATOR:  MULLER DATA CORPORATION

Aggregate Principal Amount of Bonds in the Trust:                                                          $    3,225,000
Number of Units:                                                                                                    3,658
Fractional Undivided Interest in the Trust Per Unit:                                                              1/3,658
Total Value of Securities in the Portfolio (Based on Bid Side Evaluations of Securities):                  $ 3,534,864.53
                                                                                                        ===================
Sponsors' Repurchase Price Per Unit:                                                                       $       966.34
Plus Sales Charge(1):                                                                                               39.65
                                                                                                        -------------------
Public Offering Price Per Unit(2):                                                                         $     1,005.99
                                                                                                        ===================
Redemption Price Per Unit(3):                                                                              $       966.34
Excess of Public Offering Price Over Redemption Price Per Unit:                                            $        39.65
Weighted Average Maturity of Bonds in the Trust:                                                             19.986 years


Evaluation Time:                              2:00 p.m., New York Time, on the day next  following  receipt by a Sponsor of an order for a Unit sale or  purchase  or by the  Trustee  of a Unit  tendered  for redemption.

Evaluator's Fee:                              $.55 for each issue of Bonds in the Trust for each daily valuation.

Trustee's Annual Fee:                         For each $1,000 principal  amount of Bonds in the Trust,  $.91 under the monthly and $.51 under the semi-annual distribution plan.

Sponsors' Annual Fee:                         Maximum of $.25 per $1,000 face amount of underlying securities.

Date of Deposit:                              September 8, 1993

Date of Trust Agreement:                      September 8, 1993

Mandatory Termination Date:                   December 31, 2042

Minimum Principal
   Distribution:                              $1.00 per Unit

Minimum Value of the Trust under which
   Trust Agreement may be Terminated:         $2,000,000


                 EMPIRE STATE MUNICIPAL EXEMPT TRUST, SERIES 71

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1999
                                   (Continued)

                                                                                        Monthly                Semi-annual
                                                                                   -------------------      -------------------

P      Estimated Annual Interest Income:                                                   $46.96                    $46.96

E         Less Estimated Annual Expenses                                                     2.10                      1.53
                                                                                   -------------------      -------------------

R      Estimated Net Annual Interest Income:                                               $44.86                    $45.43
                                                                                   ===================      ===================


U      Estimated Interest Distribution:                                                    $ 3.73                    $22.71

N      Estimated Current Return Based on Public Offering Price (4):                          4.46%                     4.52%

I
       Estimated Long-Term Return Based on Public Offering Price (5):                        4.89%                     4.95%
T
       Estimated Daily Rate of Net Interest Accrual:                                      $.12461                    $.12619

       Record Dates:                                                               15th Day of Month         15th Day of May
                                                                                                               and November
       Payment Dates:                                                               1st Day of Month         1st Day of June
                                                                                                              and December


-------------------

1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in
     Part II of this Prospectus.

2. Plus accrued interest to July 6, 1999, the expected date of settlement of $10.39 monthly and $14.98 semi-annually for Series 71.

3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

   Portfolio Information
   ---------------------

   On May 31, 1999, the bid side valuation of 7.4% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and the bid side valuation of 92.6% of the aggregate principal amount of Bonds in the Portfolio for this Trust was a premium from par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

   Special Factors Concerning the Portfolio
   ----------------------------------------

   The Portfolio consists of 8 issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. 25.9% of the aggregate principal amount of the Bonds in the Portfolio are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. 19.4% of the aggregate principal amount of the Bonds in the Portfolio are payable from appropriations. 54.7% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

   Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: General Obligation, 2 (25.9%); Appropriations, 1 (19.4%); Revenue: Health Care, 1 (16.2%); Higher Education, 2 (17.6%); Water and Sewer, 1 (13.5%); and Escrowed to Maturity, 1 (7.4%). The Trust is deemed to be concentrated in the General Obligation bonds category1. Seven issues, constituting 80.6% of the Bonds in the Portfolio, are original issue discount bonds, of which one is a zero coupon bond. On May 31, 1999, 2 issues (29.7%) were rated AAA, 1 issue (1.6%) was rated A, 1 issue (6.7%) was rated A- and 1 issue (19.4%) was rated BBB+ by Standard & Poor's; and 1 issue (7.4%) was rated Aaa by Moody's.2 Two issues were partially refunded. A portion of 1 issue (16.9%) was rated A-, the remaining portion of the first partially funded issue (9.4%) was rated BBB+ by Standard & Poor's. A portion of the second partially refunded issue (1.5%) was not rated. The remaining portion (7.4%) was rated Aaa by Moody's. Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit holders consult the official statements for each Security in the Portfolio of the Trust.



--------------------
   1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

   2 For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

   Tax Status
   ----------

   Interest on the Bonds in the Trust Portfolio is generally exempt from federal income taxes. It is also generally exempt from New York State and local personal income taxes. Bond counsel to the issuing governmental authorities delivered their opinions confirming the tax exempt status of the interest on the dates of issuance of the Bonds. See "The Trust - Portfolio" in Part II of this Prospectus.

   In the opinion of counsel to the sponsor, the Trust is not treated as a separate taxable entity, and instead the Unit Holders will be treated as owning the Trust's assets and as receiving the Trust's income.

   Gain or loss realized on a sale, maturity or redemption of the Bonds by the Trust or on a sale or redemption of a Unit by a Unit Holder must be taken into account for federal, state and local income tax purposes. It will be capital gain or loss if the Units are held as capital assets and will be long-term if the Units (and the Bonds) have been held for more than one year. The gain or loss on disposition does not include any amount received that is attributable to accrued interest or earned original issue discount (which is generally treated as tax exempt interest) or any accrued market discount (which is treated as ordinary income). Long-term capital gains realized by noncorporate taxpayers are taxed at a maximum federal income tax rate of 20% while ordinary income and short-term capital gains received by noncorporate taxpayers will be taxed at regular federal income tax rates of up to 39.6%.








--------------------
   1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

   2 For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

                          INDEPENDENT AUDITORS' REPORT
                 ==============================================



The Sponsors, Trustee and Unit Holders of Empire State Municipal
    Exempt Trust, Series 71:

We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Series 71, including the bond portfolio, as of May 31, 1999, and the related statements of operations and changes in net assets for the years ended May 31, 1999, 1998 and 1997. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Series 71 as of May 31, 1999, and the results of its operations and changes in net assets for the years ended May 31, 1999, 1998 and 1997, in conformity with generally accepted accounting principles.





BDO Seidman, LLP



New York, New York
June 30, 1999

                 EMPIRE STATE MUNICIPAL EXEMPT TRUST, SERIES 71

                             STATEMENT OF NET ASSETS
                                  MAY 31, 1999
                ================================================





INVESTMENTS IN SECURITIES, at market value (cost $3,575,908)..................        $3,648,407

ACCRUED INTEREST RECEIVABLE...................................................            62,982
                                                                                   -----------------
   Total trust property.......................................................         3,711,389

LESS - ACCRUED EXPENSES AND OTHER LIABILITIES.................................            45,583
                                                                                   -----------------

NET ASSETS....................................................................        $3,665,806
                                                                                   =================



NET ASSETS REPRESENTED BY:
                                                                      Monthly           Semi-annual
                                                                    distribution        distribution
                                                                        plan                plan              Total
                                                                   ---------------     ---------------    ---------------


VALUE OF FRACTIONAL UNDIVIDED INTERESTS........................      $2,494,557          $1,092,349         $3,586,906

UNDISTRIBUTED NET INVESTMENT INCOME............................          37,614              41,286             78,900
                                                                   ---------------     ---------------    ---------------

   Total value.................................................      $2,532,171          $1,133,635         $3,665,806
                                                                   ===============     ===============    ===============


UNITS OUTSTANDING..............................................           2,544               1,114              3,658
                                                                   ===============     ===============    ===============


VALUE PER UNIT.................................................    $    999.35           $1,017.62
                                                                   ===============     ===============

                    See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 71

                            STATEMENTS OF OPERATIONS
                      ====================================




                                                                                  Year ended May 31,
                                                            ----------------------------------------------------------------
                                                                   1999                   1998                  1997
                                                            -------------------    -------------------    ------------------


INVESTMENT INCOME - INTEREST............................           $206,717               $209,937               $215,100
                                                            -----------------    -------------------    ------------------


EXPENSES:

   Trustee fees.........................................              4,077                  4,282                  4,088

   Evaluation fees......................................              1,547                    375                  1,190

   Sponsors' advisory fees..............................                950                    989                    984

   Auditors' fees.......................................                800                  2,600                  1,424
                                                            -----------------    -------------------    ------------------


              Total expenses............................              7,374                  8,246                  7,686
                                                            -----------------    -------------------    ------------------


NET INVESTMENT INCOME...................................            199,343                201,691                207,414


REALIZED LOSS ON SECURITIES SOLD OR
   REDEEMED (Note 3)....................................             (2,943)                (1,769)                (2,777)

NET CHANGE IN UNREALIZED MARKET APPRECIATION
   (DEPRECIATION).......................................            (12,903)               196,741                167,797
                                                            -----------------    -------------------    ------------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....           $183,497               $396,663               $372,434
                                                            =================    ===================    ==================


                See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 71

                       STATEMENTS OF CHANGES IN NET ASSETS
                      =====================================



                                                                                      Year ended May 31,
                                                               ----------------------------------------------------------------
                                                                     1999                   1998                   1997
                                                               ------------------     ------------------     ------------------
OPERATIONS:
   Net investment income..................................           $  199,343            $   201,691            $   207,414
   Realized loss on securities sold or redeemed...........               (2,943)                (1,769)                (2,777)
   Net change in unrealized market appreciation
      (depreciation)......................................              (12,903)               196,741                167,797
                                                               ------------------     ------------------     ------------------
        Net increase in net assets resulting from
          operations......................................              183,497                396,663                372,434
                                                               ------------------     ------------------     ------------------

DISTRIBUTIONS TO UNIT HOLDERS OF NET INVESTMENT INCOME....             (200,555)              (202,672)              (209,090)
                                                               ------------------     ------------------     ------------------

CAPITAL SHARE TRANSACTIONS:
   Redemption of 186, 6 and 109 units.....................             (184,418)                (5,901)              (101,273)
                                                               ------------------     ------------------     ------------------


NET INCREASE (DECREASE) IN NET ASSETS.....................             (201,476)               188,090                 62,071

NET ASSETS:
   Beginning of year......................................            3,867,282              3,679,192              3,617,121
                                                               ------------------     ------------------     ------------------
   End of year............................................           $3,665,806             $3,867,282             $3,679,192
                                                               ==================     ==================     ==================

DISTRIBUTION PER UNIT (Note 2):
   Interest:
      Monthly plan........................................               $52.53                 $52.46                 $52.30
      Semi-annual plan....................................               $52.96                 $53.02                 $52.69




                See accompanying notes to financial statements.

                 EMPIRE STATE MUNICIPAL EXEMPT TRUST, SERIES 71

                          NOTES TO FINANCIAL STATEMENTS
                 ===============================================




NOTE 1 - ACCOUNTING POLICIES
----------------------------

        General
        -------

             The Trust is registered under the Investment Company Act of 1940.

        Securities
        ----------

             Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income and expenses are accrued on the accrual basis.

        Taxes on income
        ---------------

             The Trust is not subject to taxes on income and, accordingly, no provision has been made.

NOTE 2 - DISTRIBUTIONS
----------------------

             Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. No principal distributions, resulting from the sale or redemption of securities, were made from the Trust in the three years ended May 31, 1999.

NOTE 3 - BONDS SOLD OR REDEEMED
-------------------------------

Port-
folio          Principal       Date                                                                                  Realized
No.             Amount        Redeemed                    Description                   Net Proceeds      Cost          Loss
------------------------------------------------------------------------------------------------------------------------------

Year ended May 31, 1999:


4            $  15,000      7/27/98    New York City Municipal Water Finance           $  15,225     $  15,438       $  (213)
                                          Authority, Water and Sewer System Revenue
                                          Bonds, Fiscal 1990 Series A

4               40,000      12/21/98   New York City Municipal Water Finance              40,280        41,169          (889)
                                          Authority, Water and Sewer System Revenue
                                          Bonds, Fiscal 1990 Series A

4               75,000      2/11/99    New York City Municipal Water Finance              75,351        77,192        (1,841)
                                          Authority, Water and Sewer System Revenue
                                          Bonds, Fiscal 1990 Series A
           ---------------                                                            ------------- ------------- -------------

              $130,000                                                                  $130,856      $133,799       $(2,943)
           ===============                                                            ============= ============= =============


                 EMPIRE STATE MUNICIPAL EXEMPT TRUST, SERIES 71

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)
                 ===============================================


NOTE 4 - NET ASSETS
-------------------

    Cost of 4,000 units at Date of Deposit                      $4,051,183
    Less gross underwriting commission                             198,480
                                                          ------------------

              Net cost - initial offering price                  3,852,703

    Realized net loss on securities sold or redeemed                (9,563)
    Redemption of 342 units                                       (328,733)
    Unrealized market appreciation of securities                    72,499
    Undistributed net investment income                             78,900
                                                          ------------------

              Net assets                                        $3,665,806
                                                          ==================


NOTE 5 - SUBSEQUENT EVENT
-------------------------

             On June 1, 1999, a monthly and semi-annual income distribution of $4.37 and $26.54 per unit was paid to all monthly and semi-annual distribution plan Unit holders of record on May 15, 1999.

             On June 15, 1999, $505,000 aggregate principal amount of New York City Municipal Water Finance Authority Bonds, 6% , 06/15/19 was called for a full redemption at a call price of $100.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                    SERIES 71

                                 BOND PORTFOLIO
                                  MAY 31, 1999
                      =====================================



                                                                                                          Redemption Features
Port-                      Aggregate                                                      Date of         S.F. - Sinking Fund
folio       Rating         Principal       Name of Issuer and Title of      Coupon        Maturity        Opt. - Optional Call
No.         (Note A)         Amount                    Bond                  Rate         (Note B)             (Note B)
-----------------------------------------------------------------------------------------------------------------------------------
    1          AAA            $  605,000   New York State Medical Care       5.700%      02/15/29        08/15/96 @ 100 S.F.
                                              Facilities Finance                                         08/15/03 @ 102 Opt.
                                              Agency, St. Luke's -
                                              Roosevelt Center,
                                              Hospital FHA-Insured
                                              Mortgage Revenue Bonds,
                                              1993 Series A

    2         Aaa*               275,000   Glen Cove Industrial              0.000       10/15/19        No Sinking Fund
                                              Development Agency,                                        No Optional Call
                                              Civic Facility Revenue
                                              Bonds (The Regency at
                                              Glen Cove), 1992 Series
                                              B (Escrowed to Maturity)

    3           A                 60,000   Puerto Rico Public                5.750       07/01/15        07/01/11 @ 100 S.F.
                                              Buildings Authority,                                       07/01/03 @ 101.5 Opt.
                                              Public Education and
                                              Health Facilities
                                              Refunding Bonds, Series
                                              M, Guaranteed by the
                                              Commonwealth of Puerto
                                              Rico

    4          AAA               505,000   New York City, Municipal          6.000       06/15/19        06/15/17 @ 100 S.F.
                                              Water Finance Authority,                                   06/15/99 @ 100 Opt.
                                              Water and Sewer System
                                              Revenue Bonds, Fiscal
                                              1990 Series A





Port-
folio       Cost of Bonds to    Market Value as    Annual Interest
No.            Trust            of May 31, 1999    Income to Trust
------------------------------------------------------------------

    1         $  617,100         $  621,444          $  34,485







    2             63,938             97,047                  -






    3             61,283             62,693              3,450








    4            519,761            505,475             30,300








                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                    SERIES 71

                                 BOND PORTFOLIO
                                  MAY 31, 1999
                                   (Continued)
                     ======================================





                                                                                                          Redemption Features
Port-                      Aggregate                                                      Date of         S.F. - Sinking Fund
folio       Rating         Principal       Name of Issuer and Title of      Coupon        Maturity        Opt. - Optional Call
No.         (Note A)         Amount                    Bond                  Rate         (Note B)             (Note B)
-----------------------------------------------------------------------------------------------------------------------------------

   5a          A-            $   630,000   The City of New York,              6.250%     08/01/17        No Sinking Fund
                                              General Obligation                                         08/01/02 @ 101.5 Opt.
                                              Bonds, Fiscal 1993
                                              Series A

   5b         Aaa*               275,000   The City of New York,              6.250      08/01/17        No Sinking Fund
                                              General Obligation                                         08/01/02 @ 101.5 Opt.
                                              Bonds, Fiscal 1993
                                              Series A

    6          A-                250,000   Dormitory Authority of the         5.250      05/15/19        05/15/14 @ 100 S.F.
                                              State of New York, State                                   No Optional Call
                                              University Educational
                                              System Facilities,
                                              Revenue Bonds, 1993
                                              Series B

   7a         BBB+               350,000   Dormitory Authority of the         6.000      07/01/16        07/01/15 @ 100 S.F.
                                              State of New York, City                                    07/01/00 @ 100 Opt.
                                              University System
                                              Consolidated, Second
                                              General Resolution
                                              Revenue Bonds, Series
                                              1990 C

   7b          NR                 55,000   Dormitory Authority of the         6.000      07/01/16        07/01/15 @ 100 S.F.
                                              State of New York, City                                    07/01/00 @ 100 Opt.
                                              University System
                                              Consolidated, Second
                                              General Resolution
                                              Revenue Bonds, Series
                                              1990 C



Port-
folio     Cost of Bonds to    Market Value as    Annual Interest
No.            Trust          of May 31, 1999    Income to Trust
---------------------------------------------------------------

   5a         $  657,758         $  665,645          $  39,375




   5b            287,116            298,499             17,188




    6            240,000            254,337             13,125






   7a            357,791            354,221             21,000







   7b             56,224             56,607              3,300





                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                    SERIES 71

                                 BOND PORTFOLIO
                                  MAY 31, 1999
                                   (Continued)
                      ====================================



                                                                                                          Redemption Features
Port-                      Aggregate                                                      Date of         S.F. - Sinking Fund
folio       Rating         Principal       Name of Issuer and Title of      Coupon        Maturity        Opt. - Optional Call
No.         (Note A)         Amount                    Bond                  Rate         (Note B)             (Note B)
-----------------------------------------------------------------------------------------------------------------------------------

    8         BBB+           $   725,000    New York State Housing             5.500%     09/15/22        03/15/15 @ 100 S.F.
                                              Finance Agency, Service                                     03/15/03 @ 102 Opt.
                                              Contracts Obligation
                                              Revenue Bonds, 1993
                                              Series A
                        ------------------

                              $3,730,000
                        ==================


Port-
folio  Cost of Bonds to    Market Value as    Annual Interest
No.         Trust          of May 31, 1999    Income to Trust
---------------------------------------------------------------

    8     $  714,937         $  732,439          $  39,875




       ----------------- ------------------ -------------------

         $3,575,908         $3,648,407           $202,098
       ================= ================== ===================




                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                    SERIES 71

                                 BOND PORTFOLIO
                                  MAY 31, 1999
                                   (Continued)
                      ====================================



                             NOTES TO BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by an asterisk (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 118

Prospectus, Part I                 9,080 Units         Dated: September 28, 1999


                   NOTE: Part I of this Prospectus may not be
                   distributed unless accompanied by Part II.
                   ------------------------------------------


         This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of June 30, 1999 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of May 31, 1999. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."

         The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Corporation.

         In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax when received by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holders is generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under "Tax Status."

         Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering --Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

         The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering --Offering Price" in Part II of this Prospectus.

         Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

         Investors should retain both Parts of this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 118

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1999

                               SPONSORS:  GLICKENHAUS & CO.
                                          LEBENTHAL & CO., INC.

                     AGENT FOR SPONSORS:  GLICKENHAUS & CO.
                                TRUSTEE:  THE BANK OF NEW YORK
                              EVALUATOR:  MULLER DATA CORPORATION



Aggregate Principal Amount of Bonds in the Trust:                                                     $     9,100,000
Number of Units:                                                                                                9,080
Fractional Undivided Interest in the Trust Per Unit:                                                          1/9,080
Total Value of Securities in the Portfolio (Based on Bid Side Evaluations of Securities):             $  9,214,951.21
                                                                                                 =====================
Sponsors' Repurchase Price Per Unit:                                                                  $      1,014.86
Plus Sales Charge(1):                                                                                           45.48
                                                                                                 ---------------------
Public Offering Price Per Unit(2):                                                                    $      1,060.34
                                                                                                 =====================
Redemption Price Per Unit(3):                                                                         $      1,014.86
Excess of Public Offering Price Over Redemption Price Per Unit:                                       $         45.48
Weighted Average Maturity of Bonds in the Trust:                                                         23.928 years


Evaluation Time:                     2:00 p.m.,  New York Time,  on the day next  following  receipt by a Sponsor of an order for a
                                     Unit sale or purchase or by the Trustee of a Unit tendered for redemption.

Annual Insurance Premium:            $2,734

Evaluator's Fee:                     $.55 for each issue of Bonds in the Trust for each daily valuation.

Trustee's Annual Fee:                For each  $1,000  principal  amount of Bonds in the Trust,  $.1.33  under the monthly and $.93 under the semi-annual distribution plan.

Sponsors' Annual Fee:                Maximum of $.25 per $1,000 face amount of underlying securities.

Date of Deposit:                     July 26, 1995

Date of Trust Agreement:             July 26, 1995

Mandatory Termination Date:          December 31, 2044

Minimum Principal
    Distribution:                    $1.00 per Unit

Minimum Value of the Trust under
which Trust Agreement may be
Terminated:                          $2,000,000


           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 118

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1999
                                   (Continued)


                                                                                      Monthly                     Semi-annual
                                                                               -----------------------       -----------------------

P           Estimated Annual Interest Income:                                           $56.83                        $56.83
               Less Annual Premium on Portfolio Insurance                                  .30                           .30
E              Less Estimated Annual Expenses                                             2.39                          1.88
                                                                               -----------------------       -----------------------

R           Estimated Net Annual Interest Income:                                       $54.14                        $54.65
                                                                               =======================       =======================


U           Estimated Interest Distribution:                                           $  4.51                        $27.32

N           Estimated Current Return Based on Public Offering Price (4):                  5.11%                         5.15%

I
            Estimated Long-Term Return Based on Public Offering Price (5):                4.83%                         4.88%
T
            Estimated Daily Rate of Net Interest Accrual:                              $.15038                        $.15180

            Record Dates:                                                        15th Day of Month            15th Day of May and
                                                                                                                    November
            Payment Dates:                                                        1st Day of Month            1st Day of June and
                                                                                                                    December

------------------

1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in
      Part II of this Prospectus.

2. Plus accrued interest to July 6, 1999, the expected date of settlement, of $3.16 monthly and $7.76 semi-annually.

3.    Based solely upon the bid side  evaluations  of the portfolio  securities.
      Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders --
      Redemption -- Computation of Redemption Price per Unit."

4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering
      Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current
      Return and Estimated  Long-Term Return to Unit Holders" in Part II of this
      Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering
      Price  (including  sales charge and  expenses)  per Unit.  See  "Estimated
      Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.


         Portfolio Information
         ---------------------

         On May 31, 1999, the bid side valuation of 16.4% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 83.6% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

         Special Factors Concerning the Portfolio
         ----------------------------------------

         The Portfolio consists of 6 issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. 21.9% of the aggregate principal amount of the Bonds in the Portfolio are payable from appropriations. 78.1% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

         Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: Appropriations, 1 (21.9%);
Revenue: Health Care, 2 (24.1%); Housing, 1 (15.7%); and Water and Sewer, 2 (38.3%). The Trust is deemed to be concentrated in the Water and Sewer category.1 Five issues, constituting 84.3% of the Bonds in the Portfolio, are original issue discount bonds. On May 31, 1999, 6 issues (100.0%) were rated AAA by Standard & Poor's.2 Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit holders consult the official statements for each Security in the Portfolio of the Trust.

         Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part II of this Prospectus.

--------------------

         1A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

         2For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

         Tax Status
         ----------

         Interest on the Bonds in the Trust Portfolio is generally exempt from federal income taxes. It is also generally exempt from New York State and local personal income taxes. Bond counsel to the issuing governmental authorities delivered their opinions confirming the tax exempt status of the interest on the dates of issuance of the Bonds. See "The Trust - Portfolio" in Part II of this Prospectus.

         In the opinion of counsel to the sponsor, the Trust is not treated as a separate taxable entity, and instead the Unit Holders will be treated as owning the Trust's assets and as receiving the Trust's income.

         Gain or loss realized on a sale, maturity or redemption of the Bonds by the Trust or on a sale or redemption of a Unit by a Unit Holder must be taken into account for federal, state and local income tax purposes. It will be capital gain or loss if the Units are held as capital assets and will be long-term if the Units (and the Bonds) have been held for more than one year. The gain or loss on disposition does not include any amount received that is attributable to accrued interest or earned original issue discount (which is generally treated as tax exempt interest) or any accrued market discount (which is treated as ordinary income). Long-term capital gains realized by noncorporate taxpayers are taxed at a maximum federal income tax rate of 20% while ordinary income and short-term capital gains received by noncorporate taxpayers will be taxed at regular federal income tax rates of up to 39.6%.

                          INDEPENDENT AUDITORS' REPORT
                          ============================



The Sponsors,  Trustee and Unit Holders of Empire State Municipal  Exempt Trust,
  Guaranteed Series 118:

We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 118, including the bond portfolio, as of May 31, 1999, and the related statements of operations and changes in net assets for the years ended May 31, 1999, 1998 and 1997. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 118 as of May 31, 1999, and the results of its operations and changes in net assets for the years ended May 31, 1999, 1998 and 1997, in conformity with generally accepted accounting principles.



BDO Seidman, LLP



New York, New York
June 30, 1999

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 118

                             STATEMENT OF NET ASSETS
                                  MAY 31, 1999
                       ===================================





INVESTMENTS IN SECURITIES, at market value (cost $8,622,587).....................           $9,420,579

ACCRUED INTEREST RECEIVABLE......................................................              162,458
                                                                                       -------------------

    Total trust property.........................................................            9,583,037

LESS - ACCRUED EXPENSES AND OTHER LIABILITIES....................................               36,538
                                                                                       -------------------

NET ASSETS.......................................................................           $9,546,499
                                                                                       ===================





NET ASSETS REPRESENTED BY:
                                                             Monthly
                                                           distribution           Semi-annual
                                                               plan            distribution plan            Total
                                                         -----------------     ------------------     ------------------


VALUE OF FRACTIONAL UNDIVIDED INTERESTS.............           $5,873,382            $3,532,706             $9,406,088

UNDISTRIBUTED NET INVESTMENT INCOME.................               38,425               101,986                140,411
                                                         -----------------     ------------------     ------------------

    Total value.....................................           $5,911,807            $3,634,692             $9,546,499
                                                         =================     ==================     ==================


UNITS OUTSTANDING...................................                5,686                 3,420                  9,106
                                                         =================     ==================     ==================


VALUE PER UNIT......................................           $ 1,039.71             $1,062.77
                                                         =================     ==================

                See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 118

                            STATEMENTS OF OPERATIONS
                       ===================================




                                                                        Year ended May 31,
                                           -----------------------------------------------------------------------------
                                                    1999                       1998                       1997
                                           ------------------------   ------------------------   -----------------------


INVESTMENT INCOME - INTEREST.............              $530,568                   $562,514                   $571,460
                                           ------------------------   ------------------------   -----------------------


EXPENSES:

    Trustee fees.........................                12,787                     13,481                     13,010

    Evaluation fees......................                   939                        880                        900

    Insurance premiums...................                 2,734                      2,752                      2,868

    Sponsors' advisory fees..............                 2,369                      2,496                      3,127

    Auditors' fees.......................                 1,800                      1,800                      1,924
                                           ------------------------   ------------------------   -----------------------


                Total expenses...........                20,629                     21,409                     21,829
                                           ------------------------   ------------------------   -----------------------


NET INVESTMENT INCOME....................               509,939                    541,105                    549,631


REALIZED GAIN ON SECURITIES SOLD OR
   REDEEMED (Note 3)....................                 27,397                     11,970                         75


NET CHANGE IN UNREALIZED MARKET
   APPRECIATION (DEPRECIATION)..........                (93,726)                   537,667                    359,916
                                           ------------------------   ------------------------   -----------------------


NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS......................               $443,610                 $1,090,742                   $909,622
                                           ========================   ========================   =======================





                See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 118

                       STATEMENTS OF CHANGES IN NET ASSETS
                       ===================================




                                                                                          Year ended May 31,
                                                                ---------------------------------------------------------------
                                                                       1999                  1998                1997
                                                                --------------------- --------------------- -------------------
OPERATIONS:
    Net investment income.......................................  $     509,939         $     541,105         $   549,631
    Realized gain on securities sold or redeemed................         27,397                11,970                  75
    Net change in unrealized market appreciation (depreciation).        (93,726)              537,667             359,916
                                                                --------------------- --------------------- -------------------
       Net increase in net assets resulting from operations.....        443,610             1,090,742             909,622
                                                                --------------------- --------------------- -------------------

DISTRIBUTIONS TO UNIT HOLDERS OF NET INVESTMENT INCOME..........       (519,741)             (545,114)           (550,523)
                                                                --------------------- --------------------- -------------------

CAPITAL SHARE TRANSACTIONS:
    Principal distributions.....................................         (9,331)                    -                   -
    Redemption of 541, 283 and 56 units.........................       (568,644)             (289,510)            (55,480)
                                                                --------------------- --------------------- -------------------

    Total capital share transactions............................       (577,975)             (289,510)            (55,480)

NET INCREASE (DECREASE) IN
    NET ASSETS..................................................       (654,106)              256,118             303,619

NET ASSETS:
    Beginning of year...........................................     10,200,605             9,944,487           9,640,868
                                                                --------------------- --------------------- -------------------
    End of year.................................................   $  9,546,499           $10,200,605          $9,944,487
                                                                ===================== ===================== ===================

DISTRIBUTION PER UNIT (Note 2):
    Interest:
       Monthly plan.............................................        $54.91                $54.98              $55.01
       Semi-annual plan.........................................        $55.52                $55.51              $55.52

    Principal:
       Monthly plan.............................................       $  1.01                $   -               $   -
       Semi-annual plan.........................................       $  1.01                $   -               $   -


                See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 118

                          NOTES TO FINANCIAL STATEMENTS
                       ===================================




NOTE 1 - ACCOUNTING POLICIES
----------------------------

         General
         -------

         The Trust is registered under the Investment Company Act of 1940.

         Securities
         ----------

         Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income and expenses are recorded on the accrual basis.

         Taxes on income
         ---------------

         The Trust is not subject to taxes on income and, accordingly, no provision has been made.

NOTE 2 - DISTRIBUTIONS
----------------------

         Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. Principal distributions, resulting from the sale or redemption of securities, were made in December 1998.

NOTE 3 - BONDS SOLD OR REDEEMED
-------------------------------



Portfolio
  No.  Principal Amount  Date Redeemed                      Description                      Net Proceeds     Cost     Realized Gain
------ ---------------- ------------- ---------------------------------------------------- ---------------- -------- ---------------

Year ended May 31, 1999:

1       $  15,000        6/15/98     State of New York Mortgage Agency, Homeowner             $  16,312     $  15,525    $     787
                                         Mortgage Revenue Bonds, Series 43 (MBIA Insured)

1         135,000        7/27/98     State of New York Mortgage Agency, Homeowner               146,272       139,725        6,547
                                         Mortgage Revenue Bonds, Series 43 (MBIA Insured)

1         150,000        9/1/98      State of New York Mortgage Agency, Homeowner               163,500       155,250        8,250
                                         Mortgage Revenue Bonds, Series 43 (MBIA Insured)

1         110,000       11/27/98     State of New York Mortgage Agency, Homeowner               119,900       113,850        6,050
                                         Mortgage Revenue Bonds, Series 43 (MBIA Insured)


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 118

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)
                       ===================================



NOTE 3 - BONDS SOLD OR REDEEMED (continued)
-------------------------------------------

Portfolio
    No.    Principal Amount Date Redeemed                Description                            Net Proceeds    Cost   Realized Gain
--------- ----------------- -------------- -----------------------------------------------------------------------------------------

Year ended May 31, 1999 (continued):

1           $  90,000       12/21/98     State of New York Mortgage Agency, Homeowner          $  97,425     $  93,150   $  4,275
                                             Mortgage Revenue Bonds, Series 43 (MBIA Insured)

1              25,000        4/8/99      State of New York Mortgage Agency, Homeowner             27,363        25,875      1,488
                                             Mortgage Revenue Bonds, Series 43 (MBIA Insured)
        -----------------                                                                      ------------- ----------- -----------

             $525,000                                                                           $570,772      $543,375    $27,397
        =================                                                                      ============= =========== ===========


NOTE 4 - NET ASSETS
-------------------

     Cost of 10,000 units at Date of Deposit                                                                       $9,994,450
     Less gross underwriting commission                                                                               489,600
                                                                                                          ----------------------

                Net cost - initial offering price                                                                   9,504,850

     Realized net gain on securities sold or redeemed                                                                  39,854
     Principal distributions                                                                                           (9,331)
     Redemption of 894 units                                                                                         (927,277)
     Unrealized market appreciation of securities                                                                     797,992
     Undistributed net investment income                                                                              140,411
                                                                                                          ----------------------

                Net assets                                                                                         $9,546,499
                                                                                                          ======================


NOTE 5 - SUBSEQUENT EVENT
-------------------------

         On June 1, 1999, a monthly income distribution of $4.55 and $27.59 per unit was paid to all monthly distribution plan Unit holders of record on May 15, 1999.


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 118

                                 BOND PORTFOLIO
                                  MAY 31, 1999
                       ===================================





                                                                                                         Date of
Portfolio       Rating      Aggregate Principal                                                         Maturity
    No.        (Note A)           Amount          Name of Issuer and Title of Bond   Coupon   Rate      (Note B)
------------ ------------- ---------------------- ---------------------------------- --------------- -----------------

     1           AAA               $1,435,000     State of New York Mortgage               6.450%       10/01/17
                                                      Agency, Homeowner Mortgage
                                                      Revenue Bonds, Series 43
                                                      (MBIA Insured)

     2           AAA                2,000,000     New York City Municipal Water            5.750        06/15/20
                                                      Finance Authority, Water and
                                                      Sewer System Revenue Bonds,
                                                      Fixed Rate Fiscal 1994
                                                      Series F (MBIA Insured)

     3           AAA                  705,000     New York State Medical Care              5.750        08/15/19
                                                      Facilities Finance Agency,
                                                      Hospital and Nursing Home
                                                      FHA-Insured Mortgage Revenue
                                                      Bonds, 1992 Series C

     4           AAA                1,500,000     New York State Medical Care              5.700        02/15/29
                                                      Facilities Finance Agency,
                                                      St. Luke's-Roosevelt
                                                      Hospital Center FHA-Insured
                                                      Mortgage Revenue Bonds, 1993
                                                      Series A (MBIA Insured)




                     Redemption Features
                   Ant. - Anticipated
                     S.F. - Sinking Fund
Portfolio          Opt. - Optional Call            Cost of Bonds to     Market Value as of       Annual Interest
    No.                   (Note B)                      Trust              May 31, 1999          Income to Trust
------------  ---------------------------------- --------------------- ---------------------- ----------------------

     1        04/01/10 @ 100 S.F.                     $1,485,225            $1,537,545              $  92,557
              09/01/04 @ 102 Opt.



     2        No Sinking Fund                          1,920,000             2,101,040                115,000
              06/15/04 @ 101.5 Opt.




     3        02/15/09 @ 100 Ant.                        671,512               728,399                 40,538
              08/15/02 @ 102 Opt.




     4        02/15/14 @ 100 Ant.                      1,422,000             1,547,190                 85,500
              08/15/03 @ 100 Opt.







                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 118

                                 BOND PORTFOLIO
                                  MAY 31, 1999
                                   (Continued)
                       ===================================



                                                                                                         Date of
Portfolio       Rating      Aggregate Principal                                                         Maturity
    No.        (Note A)           Amount          Name of Issuer and Title of Bond   Coupon   Rate      (Note B)
------------ ------------- ---------------------- ---------------------------------- --------------- ---------------

     5           AAA               $2,000,000     New York State Urban Development         5.500%       01/01/25
                                                      Corporation, Correctional
                                                      Capital Facilities Revenue
                                                      Bonds, Series 5 (MBIA
                                                      Insured)

     6           AAA                1,500,000     Town of Clifton Park Water               5.000        10/01/26
                                                      Authority, (New York), Water
                                                      System Revenue Bonds,
                                                      Series 1993 (FGIC Insured)
                           ----------------------

                                   $9,140,000
                           ======================




Portfolio            S.F. - Sinking Fund           Cost of Bonds to     Market Value as of       Annual Interest
    No.         Opt. - Optional Call (Note B)           Trust              May 31, 1999          Income to Trust
------------- ---------------------------------- --------------------- ---------------------- ----------------------

     5        01/01/21 @ 100 S.F.                     $1,840,000            $2,064,620               $110,000
              01/01/05 @ 102 Opt.




     6        10/01/19 @ 100 Ant.                      1,283,850             1,441,785                 75,000
              10/01/03 @ 102 Opt.


                                                 --------------------- ---------------------- ----------------------

                                                      $8,622,587            $9,420,579               $518,595
                                                 ===================== ====================== ======================

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 118

                                 BOND PORTFOLIO
                                  MAY 31, 1999
                                   (Continued)
                       ===================================



                             NOTES TO BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by an asterisk (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 119

Prospectus, Part I            9,399 Units             Dated: September 28, 1999


          NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
                            -----------------------

         This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of June 30, 1999 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of May 31, 1999. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."

         The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Corporation.

         In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax when received by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holders is generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under "Tax Status."

         Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering --Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

         The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering --Offering Price" in Part II of this Prospectus.

         Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

         Investors should retain both Parts of this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 119

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1999

                   SPONSORS:  GLICKENHAUS & CO.
                              LEBENTHAL & CO., INC.

         AGENT FOR SPONSORS:  GLICKENHAUS & CO.
                    TRUSTEE:  THE BANK OF NEW YORK
                  EVALUATOR:  MULLER DATA CORPORATION


Aggregate Principal Amount of Bonds in the Trust:                                                       $   9,485,000
Number of Units:                                                                                                9,399
Fractional Undivided Interest in the Trust Per Unit:                                                          1/9,399
Total Value of Securities in the Portfolio (Based on Bid Side Evaluations of Securities):               $9,544,952.43
                                                                                                     ================
Sponsors' Repurchase Price Per Unit:                                                                    $    1,015.53
Plus Sales Charge(1):                                                                                           48.91
                                                                                                     ----------------
Public Offering Price Per Unit(2):                                                                      $    1,064.44
                                                                                                     ================
Redemption Price Per Unit(3):                                                                           $    1,015.53
Excess of Public Offering Price Over Redemption Price Per Unit:                                         $       48.91
Weighted Average Maturity of Bonds in the Trust:                                                         25.747 years


Evaluation Time:                                      2:00 p.m.,  New York Time,  on the day next  following  receipt by a Sponsor of an order for a Unit sale or purchase or by the Trustee of a Unit tendered or redemption.

Annual Insurance Premium:                             $0

Evaluator's Fee:                                      $.55 for each issue of Bonds in the Trust for each daily valuation.

Trustee's Annual Fee:                                 For each $1,000  principal  amount of Bonds in the Trust,  $.1.33  under the monthly and $0.93 under the semi-annual distribution plan.

Sponsors' Annual Fee:                                 Maximum of $.25 per $1,000 face amount of underlying securities.

Date of Deposit:                                      August 10, 1995

Date of Trust Agreement:                              August 10, 1995

Mandatory Termination Date:                           December 31, 2044

Minimum Principal
    Distribution:                                     $1.00 per Unit

Minimum Value of the Trust under which Trust
    Agreement may be Terminated:                      $2,000,000

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 119

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1999
                                   (Continued)


                                                                                     Monthly                     Semi-annual
                                                                              -----------------------       ----------------------


P           Estimated Annual Interest Income:                                          $58.23                        $58.23

E              Less Estimated Annual Expenses                                            2.83                          2.36
                                                                              -----------------------       ----------------------

R           Estimated Net Annual Interest Income:                                      $55.40                        $55.87
                                                                              =======================       ======================


U           Estimated Interest Distribution:                                          $  4.62                        $27.94

N           Estimated Current Return Based on Public Offering Price (4):                 5.20%                         5.25%

I
            Estimated Long-Term Return Based on Public Offering Price (5):               4.89%                         4.94%
T
            Estimated Daily Rate of Net Interest Accrual:                              $.15389                       $.15519

            Record Dates:                                                         15th Day of Month            15th Day of May and
                                                                                                                   November
            Payment Dates:                                                         1st Day of Month            1st Day of June and
                                                                                                                   December

________________

1. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in
      Part II of this Prospectus.

2. Plus accrued interest to July 6, 1999, the expected date of settlement, of $3.22 monthly and $7.90 semi-annually.

3. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

4. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering
      Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

5. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

    Portfolio Information

    On May 31, 1999, the bid side valuation of 15.7% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 84.3% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

    Special Factors Concerning the Portfolio

    The Portfolio consists of 6 issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. 100.0% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

    Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: Revenue: Housing, 1 (20.7%); Health Care, 3 (57.7%); Higher Education, 1 (15.7%); and Transportation, 1 (5.9%). The Trust is deemed to be concentrated in the Health Care category.1 Three issues, constituting 42.6% of the Bonds in the Portfolio, are original issue discount bonds. On May 31, 1999, 6 issues (100.0%) were rated AAA by Standard & Poor's.2 Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit holders consult the official statements for each Security in the Portfolio of the Trust.

    Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part II of this Prospectus.


 1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

 2   For the meanings of ratings,  see  "Description of Bond Ratings" in Part II of this Prospectus.

    Tax Status

    Interest on the Bonds in the Trust Portfolio is generally exempt from federal income taxes. It is also generally exempt from New York State and local personal income taxes. Bond counsel to the issuing governmental authorities delivered their opinions confirming the tax exempt status of the interest on the dates of issuance of the Bonds. See "The Trust - Portfolio" in Part II of this Prospectus.

    In the opinion of counsel to the sponsor, the Trust is not treated as a separate taxable entity, and instead the Unit Holders will be treated as owning the Trust's assets and as receiving the Trust's income.

    Gain or loss realized on a sale, maturity or redemption of the Bonds by the Trust or on a sale or redemption of a Unit by a Unit Holder must be taken into account for federal, state and local income tax purposes. It will be capital gain or loss if the Units are held as capital assets and will be long-term if the Units (and the Bonds) have been held for more than one year. The gain or loss on disposition does not include any amount received that is attributable to accrued interest or earned original issue discount (which is generally treated as tax exempt interest) or any accrued market discount (which is treated as ordinary income). Long-term capital gains realized by noncorporate taxpayers are taxed at a maximum federal income tax rate of 20% while ordinary income and short-term capital gains received by noncorporate taxpayers will be taxed at regular federal income tax rates of up to 39.6%.

                          INDEPENDENT AUDITORS' REPORT
                          ============================


The Sponsors,  Trustee and Unit Holders of Empire State Municipal  Exempt Trust,
     Guaranteed Series 119:

We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 119, including the bond portfolio, as of May 31, 1999, and the related statements of operations and changes in net assets for the years ended May 31, 1999, 1998 and 1997. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 119 as of May 31, 1999, and the results of its operations and changes in net assets for the years ended May 31, 1999, 1998 and 1997, in conformity with generally accepted accounting principles.



BDO Seidman, LLP



New York, New York
June 30, 1999

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 119

                             STATEMENT OF NET ASSETS
                                  MAY 31, 1999
                       ===================================


INVESTMENTS IN SECURITIES, at market value (cost $9,006,545).............................................           $9,833,474

ACCRUED INTEREST RECEIVABLE..............................................................................              157,697

ORGANIZATION COSTS, net of amortization..................................................................                5,075
                                                                                                               ------------------
    Total trust property.................................................................................            9,996,246

LESS - ACCRUED EXPENSES AND OTHER LIABILITIES............................................................               91,865
                                                                                                               ------------------

NET ASSETS...............................................................................................           $9,904,381
                                                                                                               ==================





NET ASSETS REPRESENTED BY:
                                                                       Monthly
                                                                     distribution           Semi-annual
                                                                         plan            distribution plan            Total
                                                                   -----------------     ------------------    ------------------


VALUE OF FRACTIONAL UNDIVIDED INTERESTS.......................         $7,062,491            $2,712,286             $9,774,777

UNDISTRIBUTED NET INVESTMENT INCOME...........................             49,351                80,253                129,604
                                                                   -----------------     ------------------    ------------------

    Total value...............................................         $7,111,842            $2,792,539             $9,904,381
                                                                   =================     ==================    ==================


UNITS OUTSTANDING.............................................              6,830                 2,623                  9,453
                                                                   =================     ==================     ==================


VALUE PER UNIT................................................         $ 1,041.26            $ 1,064.63
                                                                   =================     ==================


See  accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 119

                            STATEMENTS OF OPERATIONS
                       ===================================




                                                                                           Year ended May 31,
                                                          -------------------------------------------------------------------------
                                                                 1999                       1998                       1997
                                                          --------------------   ------------------------   -----------------------


INVESTMENT INCOME - INTEREST............................        $ 559,668                $   577,145                  $579,500
                                                          -------------------   ------------------------   -----------------------


EXPENSES:

    Trustee fees........................................           13,560                     14,107                     12,403

    Evaluation fees.....................................              919                        900                        906

    Sponsors' advisory fees.............................            2,455                      2,500                      3,281

    Auditors' fees......................................            1,800                      1,800                      1,924

    Amortization of organization costs..................            4,200                      4,200                      4,449
                                                          -------------------   ------------------------   -----------------------


                Total expenses..........................           22,934                     23,507                     22,963
                                                          -------------------   ------------------------   -----------------------


NET INVESTMENT INCOME...................................          536,734                    553,638                    556,537


REALIZED GAIN ON SECURITIES SOLD OR
   REDEEMED (Note 3)....................................           27,365                     13,380                          -


NET CHANGE IN UNREALIZED MARKET
   APPRECIATION (DEPRECIATION)..........................         (100,209)                   557,223                    336,260
                                                          -------------------   ------------------------   -----------------------


NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS......................................        $ 463,890                 $1,124,241                   $892,797
                                                          ===================   ========================   =======================

See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 119

                       STATEMENTS OF CHANGES IN NET ASSETS
                       ===================================




                                                                                             Year ended May 31,
                                                                        -----------------------------------------------------------
                                                                            1999                  1998                   1997
                                                                        ------------------   -----------------   ------------------

OPERATIONS:
    Net investment income.........................................       $    536,734         $     553,638          $   556,537
    Realized gain on securities sold or redeemed..................             27,365                13,380                    -
    Net change in unrealized market appreciation (depreciation)...           (100,209)              557,223              336,260
                                                                        ------------------   -----------------   ------------------
       Net increase in net assets resulting from operations.......            463,890             1,124,241              892,797

DISTRIBUTIONS TO UNIT HOLDERS OF NET INVESTMENT INCOME............           (540,245)             (555,244)            (555,479)

CAPITAL SHARE TRANSACTIONS:
    Redemption of 369 and 178 units...............................           (386,148)             (185,519)                   -
                                                                        ------------------   -----------------   ------------------


NET INCREASE (DECREASE) IN NET ASSETS.............................           (462,503)              383,478              337,318

NET ASSETS:
    Beginning of year.............................................         10,366,884             9,983,406            9,646,088
                                                                        ------------------   -----------------   ------------------
    End of year...................................................       $  9,904,381           $10,366,884           $9,983,406
                                                                        ==================   =================   ==================

DISTRIBUTION PER UNIT (Note 2):
    Interest:
       Monthly plan...............................................            $55.48                $55.52                $55.48
       Semi-annual plan...........................................            $56.04                $55.98                $55.97


See  accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 119

                          NOTES TO FINANCIAL STATEMENTS
                       ===================================



NOTE 1 - ACCOUNTING POLICIES

          General

               The Trust is registered under the Investment Company Act of 1940.

          Securities

               Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income and expenses are accrued on the accrual basis.

          Taxes on income

               The Trust is not subject to taxes on income and, accordingly, no provision has been made.

          Organization costs

               Organization costs of the trust have been capitalized and are amortized over a five year period.

NOTE 2 - DISTRIBUTIONS

               Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. No principal distributions, resulting from the sale or redemption of securities, were made in the years ended May 31, 1999, 1998 and 1997.

NOTE 3 - BONDS SOLD OR REDEEMED

Port-folio
No.  Principal      Date                                                                                              Realized
     Amount         Redeeded               Description                               Net Proceeds      Cost            Gain
-----------------------------------------------------------------------------------------------------------------------------------
Year ended May 31, 1999:

2     $  35,000      7/27/98     Metropolitan Transportation Authority Transit        $  38,360        $  35,525      $  2,835
                                     Facilities Revenue Bonds, Series O (MBIA
                                     Insured)

2        70,000      9/1/98      Metropolitan Transportation Authority Transit           77,700           71,050         6,650
                                     Facilities Revenue Bonds, Series O (MBIA
                                     Insured)

2        30,000      9/25/98     Metropolitan Transportation Authority Transit           33,225           30,450         2,775
                                     Facilities Revenue Bonds, Series O (MBIA
                                     Insured)

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 119

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)
                       ===================================



NOTE 3 - BONDS SOLD OR REDEEMED (continued)

Portfolio
 No.    Principal   Date                                                                                         Realized
        Amount      Redeemed                      Description                        Net Proceeds    Cost         Gain
---------------------------------------------------------------------------------------------------------------------------
Year ended May 31, 1999 (continued):

2   $ 60,000       10/21/98     Metropolitan Transportation Authority Transit        $  67,260     $ 60,900        $ 6,360
                                    Facilities Revenue Bonds, Series O (MBIA
                                    Insured)

2     45,000        3/18/99     Metropolitan Transportation Authority Transit           49,410       45,675          3,735
                                    Facilities Revenue Bonds, Series O (MBIA
                                    Insured)

2     60,000        5/7/99      Metropolitan Transportation Authority Transit           65,910       60,900          5,010
                                    Facilities Revenue Bonds, Series O (MBIA
                                    Insured)
  --------------                                                                    --------------------------------------

    $300,000                                                                          $331,865     $304,500        $27,365
  ==============                                                                    ======================================


NOTE 4 - NET ASSETS

     Cost of 10,000 units at Date of Deposit                                                                       $9,967,070
     Less gross underwriting commission                                                                               488,300
                                                                                                          -------------------

                Net cost - initial offering price                                                                   9,478,770

     Realized net gain on securities sold or redeemed                                                                  40,745
     Redemption of 547 units                                                                                         (571,667)
     Unrealized market appreciation of securities                                                                     826,929
     Undistributed net investment income                                                                              129,604
                                                                                                          -------------------

                Net assets                                                                                         $9,904,381
                                                                                                          ===================


NOTE 5 - SUBSEQUENT EVENT

     On June 1, 1999, a monthly and semi-annual income distribution of $4.63 and $27.98 per unit was paid to all monthly and semi-annual distribution plan Unit holders of record May 15, 1999.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 119

                                 BOND PORTFOLIO
                                  MAY 31, 1999
                       ===================================



                                                                                                       Date of
Port-folio      Rating      Aggregate Principal                                                       Maturity
    No.        (Note A)           Amount          Name of Issuer and Title of Bond    Coupon Rate     (Note B)
-----------------------------------------------------------------------------------------------------------------

   1           AAA               $1,975,000     State of New York Mortgage               6.450%       10/01/14
                                                    Agency, Homeowner Mortgage
                                                    Revenue Bonds, Series 41-A
                                                    (MBIA Insured)

   2           AAA                  560,000     Metropolitan Transportation              6.250        07/01/14
                                                    Authority Transit Facilities
                                                    Revenue Bonds, Series O
                                                    (MBIA Insured)

   3           AAA                2,000,000     New York State Medical Care              5.900        08/15/33
                                                    Facilities Finance Agency,
                                                    FHA-Insured Mortgage Project
                                                    Revenue Bonds, 1993 Series A
                                                    (MBIA Insured)

   4           AAA                2,000,000     New York State Medical Care              5.700        02/15/29
                                                    Facilities Finance Agency,
                                                      St. Luke's-Roosevelt
                                                      Hospital Center FHA-Insured
                                                      Mortgage Revenue Bonds, 1993
                                                      Series A (MBIA Insured)

                        Redemption Features
                          Ant. - Anticipated
Port-folio                S.F. - Sinking Fund             Cost of Bonds to     Market Value as of       Annual Interest
    No.                Opt. - Optional Call (Note B)           Trust              May 31, 1999          Income to Trust
-------------------------------------------------------------------------------------------------------------------------

   1             04/01/08 @ 100 S.F.                     $2,024,375            $2,106,673               $127,388
                 06/01/04 @ 102 Opt.



   2             07/01/11 @ 100 S.F.                        568,400               622,591                 35,000
                 07/01/04 @ 101.5 Opt.



   3             02/15/05 @ 100 Ant.                      1,926,800             2,089,560                118,000
                 08/15/03 @ 102 Opt.




   4             02/15/14 @ 100 Ant.                      1,872,920             2,062,920                114,000
                 08/15/03 @ 102 Opt.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 119

                                 BOND PORTFOLIO
                                  MAY 31, 1999
                                   (Continued)
                       ===================================


                                                                                                        Redemption Features
                           Aggregate                                                   Date of          Ant. - Anticipated
Portfolio   Rating         Principal                                        Coupon     Maturity        S.F. - Sinking Fund
  No.       (Note A)       Amount        Name of Issuer and Title of Bond    Rate      (Note B)      Opt. - Optional Call (Note B)
-----------------------------------------------------------------------------------------------------------------------------------

  5          AAA          $1,500,000     New York State Medical Care        5.400%       08/15/33      08/15/09 @ 100 Ant.
                                            Facilities Finance Agency,                                 08/15/03 @ 102 Opt.
                                            Hospital and Nursing Home
                                            Insured Mortgage Revenue
                                            Bonds, 1993 Series D (MBIA
                                            Insured)

  6          AAA           1,500,000     Dormitory Authority of the State   5.000        07/01/21      07/01/17 @ 100 S.F.
                                            of New York, Mount Sinai                                   07/01/04 @ 102 Opt.
                                            School of Medicine, Insured
                                            Revenue Bonds, Series 1994A
                                            (MBIA Insured)
                       ----------------

                          $9,535,000
                       ================




Portfolio    Cost of Bonds to     Market Value as of       Annual Interest
   No.            Trust              May 31, 1999          Income to Trust
--------------------------------------------------------------------------------

  5          $1,335,300            $1,515,600              $  81,000






  6           1,278,750             1,436,130                 75,000




            ------------------ ---------------------- ----------------------

               $9,006,545            $9,833,474               $550,388
            ================== ====================== ======================

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 119

                                 BOND PORTFOLIO
                                  MAY 31, 1999
                                   (Continued)
                       ===================================



                             NOTES TO BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by an asterisk (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 120

Prospectus, Part I                 8,390 Units        Dated: September 28, 1999


          NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.
                             -----------------------


        This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of June 30, 1999 and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of May 31, 1999. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."

        The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part II under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part II under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, the Units are rated "AAA" by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies ("Standard & Poor's").

        In the opinion of special counsel for the Sponsors as of the Date of Deposit, interest on the Bonds which is exempt from federal income tax when received by the Trust will be excludable from the federal gross income of the Unit holders and, with certain exceptions, interest income to the Unit holders is generally exempt from all New York State and New York City income taxes. Capital gains, if any, are subject to tax. See Part II under "Tax Status."

        Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part II under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

        The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part II of this Prospectus.

        Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part II under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

        Investors should retain both Parts of this Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 120

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1999

                         SPONSORS:  GLICKENHAUS & CO.
                                    LEBENTHAL & CO., INC.

               AGENT FOR SPONSORS:  GLICKENHAUS & CO.
                          TRUSTEE:  THE BANK OF NEW YORK
                        EVALUATOR:  MULLER DATA CORPORATION

Aggregate Principal Amount of Bonds in the Trust:                                                        $      8,450,000
Number of Units(1):                                                                                                 8,390
Fractional Undivided Interest in the Trust Per Unit:                                                              1/8,390
Total Value of Securities in the Portfolio (Based on Bid Side Evaluations of Securities):                   $8,599,336.31
                                                                                                        ===================
Sponsors' Repurchase Price Per Unit:                                                                     $       1,024.97
Plus Sales Charge(2):                                                                                               47.54
                                                                                                        -------------------
Public Offering Price Per Unit(3):                                                                       $       1,072.51
                                                                                                        ===================
Redemption Price Per Unit(4):                                                                            $       1,024.97
Excess of Public Offering Price Over Redemption Price Per Unit:                                          $          47.54
Weighted Average Maturity of Bonds in the Trust:                                                             29.644 years


Evaluation Time:                              2:00 p.m., New York Time, on the day next  following  receipt by a Sponsor of an order for a Unit sale or  purchase  or by the  Trustee  of a Unit  tendered  for redemption.

Annual Insurance Premium:                     $-0-

Evaluator's Fee:                              $.55 for each issue of Bonds in the Trust for each daily valuation.

Trustee's Annual Fee:                         For each $1,000 principal amount of Bonds in the Trust,  $1.33 under the monthly and $.93 under the semi-annual distribution plan.

Sponsors' Annual Fee:                         Maximum of $.25 per $1,000 face amount of underlying securities.

Date of Deposit:                              August 29, 1995

Date of Trust Agreement:                      August 29, 1995

Mandatory Termination Date:                   December 31, 2044

Minimum Principal
   Distribution:                              $1.00 per Unit

Minimum Value of the Trust under which
   Trust Agreement may be Terminated:         $2,000,000

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 120

                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT JUNE 30, 1999
                                   (Continued)

                                                                                        Monthly                Semi-annual
                                                                                   -------------------      -------------------
P         Estimated Annual Interest Income:                                               $58.14                   $58.14

E            Less Estimated Annual Expenses                                                 2.95                     2.48
                                                                                   -------------------      -------------------

R         Estimated Net Annual Interest Income:                                           $55.19                   $55.66
                                                                                   ===================      ===================


U         Estimated Interest Distribution:                                                $ 4.60                   $27.83

N         Estimated Current Return Based on Public Offering Price (5):                      5.15%                    5.19%

I
          Estimated Long-Term Return Based on Public Offering Price (6):                    4.90%                    4.95%
T
          Estimated Daily Rate of Net Interest Accrual:                                  $.15330                  $.15461

          Record Dates:                                                            15th Day of Month         15th Day of May
                                                                                                               and November
          Payment Dates:                                                            1st Day of Month         1st Day of June
                                                                                                               and December

___________________

1. The number of units is expressed in whole numbers with no adjustment for fractional units.

2. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in Part II of this Prospectus.

3. Plus accrued interest to July 6, 1999, the expected date of settlement, of $3.22 monthly and $7.91 semi-annually.

4. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part II under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

5. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Tax Status" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

6. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part II of this Prospectus.

   Portfolio Information

   On May 31, 1999, the bid side valuation of 100.0% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

   Special Factors Concerning the Portfolio

   The Portfolio consists of 6 issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. 100.0% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

   Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: Revenue: Health Care, 3 (57.6%); Transportation, 1 (11.7%); Housing, 1 (7.3%); and Water and Sewer, 1 (23.4%). The Trust is deemed to be concentrated in the Health Care category.1 Three issues, constituting 52.9% of the Bonds in the Portfolio, are original issue discount bonds. On May 31, 1999, 6 issues (100.0%) were rated AAA by Standard & Poor's.2 Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit holders consult the official statements for each Security in the Portfolio of the Trust.

   Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part II of this Prospectus.

__________________

 1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part II of this Prospectus.

 2 For the meanings of ratings, see "Description of Bond Ratings" in Part II of this Prospectus.

   Tax Status

   Interest on the Bonds in the Trust Portfolio is generally exempt from federal income taxes. It is also generally exempt from New York State and local personal income taxes. Bond counsel to the issuing governmental authorities delivered their opinions confirming the tax exempt status of the interest on the dates of issuance of the Bonds. See "The Trust - Portfolio" in Part II of this Prospectus.

   In the opinion of counsel to the sponsor, the Trust is not treated as a separate taxable entity, and instead the Unit Holders will be treated as owning the Trust's assets and as receiving the Trust's income.

   Gain or loss realized on a sale, maturity or redemption of the Bonds by the Trust or on a sale or redemption of a Unit by a Unit Holder must be taken into account for federal, state and local income tax purposes. It will be capital gain or loss if the Units are held as capital assets and will be long-term if the Units (and the Bonds) have been held for more than one year. The gain or loss on disposition does not include any amount received that is attributable to accrued interest or earned original issue discount (which is generally treated as tax exempt interest) or any accrued market discount (which is treated as ordinary income). Long-term capital gains realized by noncorporate taxpayers are taxed at a maximum federal income tax rate of 20% while ordinary income and short-term capital gains received by noncorporate taxpayers will be taxed at regular federal income tax rates of up to 39.6%.

                          INDEPENDENT AUDITORS' REPORT
                          ============================



The Sponsors,  Trustee and Unit Holders of Empire State Municipal  Exempt Trust,
  Guaranteed Series 120:

We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 120, including the bond portfolio, as of May 31, 1999, and the related statements of operations and changes in net assets for the years ended May 31, 1999, 1998 and 1997. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 120 as of May 31, 1999, and the results of its operations and changes in net assets for the years ended May 31, 1999, 1998 and 1997, in conformity with generally accepted accounting principles.



BDO Seidman, LLP



New York, New York
June 30, 1999

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 120

                             STATEMENT OF NET ASSETS
                                  MAY 31, 1999
                      ====================================





INVESTMENTS IN SECURITIES, at market value (cost $8,100,720)........................................        $8,902,675

ACCRUED INTEREST RECEIVABLE.........................................................................           165,699

ORGANIZATION COSTS, net of amortization.............................................................             5,238
                                                                                                         -----------------

   Total trust property.............................................................................         9,073,612

LESS - ACCRUED EXPENSES AND OTHER LIABILITIES.......................................................           149,961
                                                                                                         -----------------

NET ASSETS..........................................................................................        $8,923,651
                                                                                                         =================





NET ASSETS REPRESENTED BY:
                                                                      Monthly           Semi-annual
                                                                    distribution        distribution
                                                                        plan                plan              Total
                                                                   ---------------     ---------------    ---------------


VALUE OF FRACTIONAL UNDIVIDED INTERESTS........................      $5,669,604          $3,123,919         $8,793,523

UNDISTRIBUTED NET INVESTMENT INCOME............................          38,531              91,597            130,128
                                                                   ---------------     ---------------    ---------------

   Total value.................................................      $5,708,135          $3,215,516         $8,923,651
                                                                   ===============     ===============    ===============


UNITS OUTSTANDING..............................................           5,432               2,993              8,425
                                                                   ===============     ===============    ===============


VALUE PER UNIT.................................................      $ 1,050.83           $1,074.34
                                                                   ===============     ===============


                See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 120

                            STATEMENTS OF OPERATIONS
                       ===================================




                                                                                 Year ended May 31,
                                                          ------------------------------------------------------------------
                                                                  1999                   1998                  1997
                                                          ---------------------  ---------------------  --------------------

INVESTMENT INCOME - INTEREST............................           $518,176            $   574,598               $582,213
                                                          ---------------------  ---------------------  --------------------


EXPENSES:

   Trustee fees.........................................             12,670                 13,537                 13,128

   Evaluation fees......................................                978                  1,053                    878

   Sponsors' advisory fees..............................              2,327                  2,498                  3,332

   Auditors' fees.......................................              1,800                  1,800                  1,924

   Amortization of organization costs...................              4,182                  4,182                  4,182
                                                          ---------------------  ---------------------  --------------------


              Total expenses............................             21,957                 23,070                 23,444
                                                          ---------------------  ---------------------  --------------------


NET INVESTMENT INCOME...................................            496,219                551,528                558,769


REALIZED GAIN ON SECURITIES SOLD OR REDEEMED (Note 3)...             68,826                 32,956                    328


NET CHANGE IN UNREALIZED MARKET APPRECIATION
   (DEPRECIATION).......................................            (98,747)               511,310                378,847
                                                          ---------------------  ---------------------  --------------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....           $466,298             $1,095,794               $937,944
                                                          =====================  =====================  ====================

                See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 120

                       STATEMENTS OF CHANGES IN NET ASSETS
                       ===================================



                                                                                      Year ended May 31,
                                                               ----------------------------------------------------------------
                                                                     1999                   1998                   1997
                                                               ------------------     ------------------     ------------------

OPERATIONS:
   Net investment income.................................          $    496,219          $     551,528           $    558,769
   Realized gain on securities sold or redeemed..........                68,826                 32,956                    328
   Net change in unrealized market appreciation
      (depreciation).....................................               (98,747)               511,310                378,847
                                                               ------------------     ------------------     ------------------
      Net increase in net assets resulting from operations              466,298              1,095,794                937,944

DISTRIBUTIONS TO UNIT HOLDERS OF NET INVESTMENT INCOME...              (509,822)              (566,697)              (563,191)

CAPITAL SHARE TRANSACTIONS:
   Redemption of 913, 594 and 64 units...................              (965,941)              (620,559)               (63,547)
                                                               ------------------     ------------------     -------------------

NET INCREASE (DECREASE) IN NET ASSETS....................            (1,009,465)               (91,462)               311,206

NET ASSETS:
   Beginning of year.....................................             9,933,116             10,024,578              9,713,372
                                                               ------------------     ------------------     ------------------
   End of year...........................................           $ 8,923,651           $  9,933,116            $10,024,578
                                                               ==================     ==================     ==================

DISTRIBUTION PER UNIT (Note 2):
   Interest:
      Monthly plan.......................................                $55.94                 $55.86                 $55.90
      Semi-annual plan...................................                $56.48                 $56.39                 $56.38

                See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 120

                          NOTES TO FINANCIAL STATEMENTS
                       ===================================



NOTE 1 - ACCOUNTING POLICIES

        General

             The Trust is registered under the Investment Company Act of 1940.

        Securities

             Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income and expenses are recorded on the accrual basis.

        Taxes on income

             The Trust is not subject to taxes on income and, accordingly, no provision has been made.

        Organization costs

             Organization costs of the Trust have been capitalized and are amortized over a five-year period.

        Per unit amounts

             Per unit amounts reflected in the accompanying financial statements are expressed in whole numbers with no adjustment for fractional interests.

NOTE 2 - DISTRIBUTIONS

             Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. No principal distributions, resulting from the sale or redemption of securities, were made in the years ended May 31, 1999, 1998 and 1997.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 120

                          NOTES TO FINANCIAL STATEMENTS
                                   (Continued)
                       ===================================



NOTE 3 - BONDS SOLD OR REDEEMED

Portfolio    Principal       Date                                                                                     Realized
   No.         Amount       Redeemed                    Description                   Net Proceeds      Cost          Gain
---------- --------------- ----------- ---------------------------------------------- ------------- ------------- -------------

Year ended May 31, 1999:


1            $  15,000      6/15/98    State of New York Mortgage Agency, Homeowner   $  16,312     $  15,413     $   899
                                          Mortgage Revenue Bonds, Series 43 (MBIA
                                          Insured)

*               40,000      7/27/98    New York State Thruway Authority, General         42,400        38,506       3,894
                                          Revenue Bonds, Series A (MBIA Insured)

*              120,000       9/1/98    New York State Thruway Authority, General        128,280       115,518      12,762
                                          Revenue Bonds, Series A (MBIA Insured)

*              245,000      9/25/98    New York State Thruway Authority, General        261,538       235,849      25,689
                                          Revenue Bonds, Series A (MBIA Insured)

1               20,000      10/28/98   State of New York Mortgage Agency, Homeowner      21,600        20,550       1,050
                                          Mortgage Revenue Bonds, Series 43 (MBIA
                                          Insured)

*               70,000      10/28/98   New York State Thruway Authority, General         74,970        67,386       7,584
                                          Revenue Bonds, Series A (MBIA Insured)

1               65,000      12/21/98   State of New York Mortgage Agency, Homeowner      70,362        66,788       3,574
                                          Mortgage Revenue Bonds, Series 43 (MBIA
                                          Insured)

1               45,000      1/25/99    State of New York Mortgage Agency, Homeowner      48,753        46,238       2,515
                                          Mortgage Revenue Bonds, Series 43 (MBIA
                                          Insured)

1               55,000      3/18/99    State of New York Mortgage Agency, Homeowner      59,675        56,513       3,162
                                          Mortgage Revenue Bonds, Series 43 (MBIA
                                          Insured)

1               80,000       4/8/99    State of New York Mortgage Agency, Homeowner      87,560        82,200       5,360
                                          Mortgage Revenue Bonds, Series 43 (MBIA
                                          Insured)

1               55,000       5/7/99    State of New York Mortgage Agency, Homeowner      58,850        56,513       2,337
                                          Mortgage Revenue Bonds, Series 43 (MBIA
                                          Insured)
           ---------------                                                           ---------------------------------------

              $810,000                                                                 $870,300      $801,474     $68,826
           ===============                                                           =======================================


-------------------
* Portfolio redeemed in its entirety.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 120

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)
                       ===================================



NOTE 4 - NET ASSETS

    Cost of 10,000 units at Date of Deposit                                                           $10,034,565
    Less gross underwriting commission                                                                    491,600
                                                                                                 ------------------

              Net cost - initial offering price                                                         9,542,965

    Realized net gain on securities sold or redeemed                                                      102,111
    Redemption of 1,575 units                                                                          (1,653,508)
    Unrealized market appreciation of securities                                                          801,955
    Undistributed net investment income                                                                   130,128
                                                                                                 ------------------

              Net assets                                                                              $ 8,923,651
                                                                                                 ==================


NOTE 5 - SUBSEQUENT EVENT

             On June 1, 1999, a monthly and semi-annual income distribution of $4.63 and $28.12 per unit was paid to all monthly and semi-annual distribution plan Unit holders of record on May 15, 1999.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 120

                                 BOND PORTFOLIO
                                  MAY 31, 1999
                       ===================================


                                                                                                         Redemption Features
                                                                                                         Ant. - Anticipated
                                                                                         Date of         S.F. - Sinking Fund
Portfolio   Rating         Aggregate            Name of Issuer and          Coupon       Maturity        Opt. - Optional Call
   No.      (Note A)    Principal Amount           Title of Bond             Rate        (Note B)              (Note B)
---------- ------------ ------------------ ----------------------------- ------------- ------------- -----------------------------

    1          AAA           $   625,000   State of New York Mortgage         6.450%     10/01/17    04/01/10 @ 100 S.F.
                                              Agency, Homeowner                                      09/01/04 @ 102 Opt.
                                              Mortgage Revenue Bonds,
                                              Series 43 (MBIA Insured)

    2          AAA             2,000,000   New York State Medical Care        5.900      08/15/33    02/15/05 @ 100 Ant.
                                              Facilities Finance                                     08/15/03 @ 102 Opt.
                                              Agency, FHA-Insured
                                              Mortgage Project Revenue
                                              Bonds, 1993 Series A
                                              (MBIA Insured)

                                           New York City Municipal
    3          AAA             2,000,000     Water Finance Authority,         5.875      06/15/25    06/15/24 @ 100 S.F.
                                             Water & Sewer System                                    06/15/05 @ 101 Opt.
                                             Revenue Bonds, Fiscal
                                             1996 Series A (MBIA
                                             Insured)

                                           Buffalo & Fort Erie Public
    4          AAA             1,000,000     Bridge Authority, Toll           5.750      01/01/25    01/01/07 @ 100 S.F.
                                             Bridge System Revenue                                   01/01/05 @ 101 Opt
                                             Bonds, Series 1995 (MBIA
                                             Insured)

                                 Market Value
Portfolio    Cost of Bonds          as of          Annual Interest
   No.          to Trust         May 31, 1999      Income to Trust
---------- ------------------- ------------------ -------------------

    1        $    642,185       $    669,663          $  40,312




    2           1,912,680          2,089,560            118,000






    3           1,951,720          2,113,640            117,500





    4             958,940          1,048,280             57,500




                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 120

                                 BOND PORTFOLIO
                                  MAY 31, 1999
                                   (Continued)
                       ===================================


                                                                                                         Redemption Features
                                                                                                         Ant. - Anticipated
                                                                                         Date of         S.F. - Sinking Fund
Portfolio    Rating         Aggregate           Name of Issuer and          Coupon       Maturity        Opt. - Optional Call
   No.      (Note A)    Principal Amount           Title of Bond             Rate        (Note B)              (Note B)
---------- ------------ ------------------ ----------------------------- ------------- ------------- ----------------------------- -
    5          AAA            $1,000,000   New York State Medical Care        5.700%     02/15/29    02/15/14 @ 100 Ant.
                                              Facilities Finance                                     08/15/03 @ 102 Opt.
                                              Agency, St. Luke's -
                                              Roosevelt Hospital
                                              Center, FHA-Insured
                                              Mortgage  Revenue Bonds,
                                              1993 Series A (MBIA
                                              Insured)

    6          AAA             1,930,000   New York State Medical Care        5.400      08/15/33    08/15/09 @ 100 Ant.
                                              Facilities Finance                                     08/15/03 @ 102 Opt.
                                              Agency, Hospital and
                                              Nursing Home Insured
                                              Mortgage Revenue Bonds,
                                              1993 Series D (MBIA
                                              Insured)

                        ------------------

                              $8,555,000
                        ==================




                             Market Value as
Portfolio  Cost of Bonds           of            Annual Interest
   No.        to Trust         May 31, 1999      Income to Trust
---------- ----------------- ------------------ -------------------
   5        $    929,770       $1,031,460         $   57,000








   6           1,705,425        1,950,072            104,220







           --------------------------------------------------------

              $8,100,720       $8,902,675           $494,532
           ========================================================


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 120

                                 BOND PORTFOLIO
                                  MAY 31, 1999
                                   (Continued)
                  ============================================



                             NOTES TO BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by an asterisk (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's or Moody's.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                                Guaranteed Series

                               PROSPECTUS, Part II

                   Note: Part II of this Prospectus may not be
                    distributed unless accompanied by Part I.


                                    THE TRUST

Organization

          The Trust is one of a Series of similar but separate unit investment trusts. Each Trust was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit as set forth in "Summary of Essential Financial Information" in Part I of this Prospectus, among the Sponsors, the Trustee and the Evaluator. The Bank of New York acts as successor Trustee of Series 1 through 22 and as Trustee of Series 23 and subsequent Series. Muller Data Corporation acts as successor Evaluator for Series 1 through 90 and as Evaluator for Series 91 and subsequent Series. Glickenhaus & Co. and Lebenthal & Co., Inc. act as co-Sponsors for all Series (the "Sponsors").

          On the date of this Prospectus, each Unit represented the fractional undivided interest in the Trust set forth in Part I of this Prospectus under "Summary of Essential Financial Information." Thereafter, if any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by each such Unit will remain essentially the same. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsors, or until the termination of the Trust Agreement for the related Trust. See "Rights of Unit Holders--Redemption."


          On the Date of Deposit for each Trust, the Sponsors deposited with the Trustee obligations or contracts for the purchase of such obligations (the "Bonds" or "Securities"). Certain of the Bonds may have been purchased at prices which resulted in original issue discount, market discount or the inclusion of zero coupon bonds. Bonds selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for gain. Any gain other than any earned original issue discount or accrued interest will be taxable, but that income will not be realized until maturity, redemption or sale of the underlying Bonds or Units.


Objectives


          The objective of the Trust is to obtain tax-exempt interest income through an investment in a fixed, insured portfolio consisting primarily of various long-term municipal bonds. No assurance can be given that the Trust's objectives will be achieved because these objectives are subject to the continuing ability of the respective issuers of the bonds in the Portfolio to meet their obligations and of the Insurer to meet its obligations under the insurance. In addition, an investment in the Trust can be affected by interest rate fluctuations.


279831.17
                                       -1-

          Series 6 through 30 and Series 31 and subsequent Series have obtained insurance guaranteeing the payment of principal and interest on the Bonds in each respective Trust from MBIA Inc. and MBIA Insurance Corporation ("MBIA Corp."), respectively (MBIA Inc. and MBIA Corp. are collectively referred to herein as the "Insurer"). Insurance obtained by the Trust applies only while Bonds are retained in the Trust. Pursuant to irrevocable commitments of MBIA Inc. and MBIA Corp., however, in the event of a sale of a Bond from the Trust the Trustee has the right to obtain permanent insurance for such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. It is expected that the Trustee will exercise the right to obtain permanent insurance for a Bond in such Series upon instruction from the Sponsors whenever the value of that Bond insured to its maturity less the applicable permanent insurance premium and the related custodial fee exceeds the value of the Bond without such insurance. Insurance relates only to the payment of principal and interest on the Bonds in the Trust but neither covers the nonpayment of any redemption premium on the Bonds nor guarantees the market value of the Units. Certain Bonds in the Trust may also be insured under insurance obtained by the issuers of such Bonds or third parties ("Pre-insured Bonds"). As a result of the insurance, Moody's Investors Service, Inc. ("Moody's") has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured, and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), has assigned a rating of "AAA" to the Bonds while in the Trust. No representation is made as to any insurer's ability to meet its commitments. Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. A single or annual premium is paid by the issuer or any other party for its insurance on Pre-insured Bonds, and a monthly premium is paid by the Trust for the insurance it obtains from the Insurer on the Bonds in the Trust that are not pre-insured by such Insurer. No premium will be paid by the Trust on Bonds pre-insured by MBIA Inc. and MBIA Corp. See "Insurance on the Bonds."



Portfolio

          In view of the Trust's objectives, the following factors, among others, were considered in selecting the Bonds: (1) all the Bonds are obligations of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions, including Puerto Rico, and their public authorities so that the interest on them will be exempt from Federal, New York State and New York City income tax under existing law; (2) the Bonds are varied as to purpose of issue;
(3) in the opinion of the Sponsors, the Bonds are fairly valued relative to other bonds of comparable quality and maturity; and (4) availability of insurance for the payment of principal and interest on the Bonds. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced. Neither event requires an elimination of such Bond from the portfolio, but such an event may be considered in the Sponsors' determination to direct the Trustee to dispose of the Bonds. See "Sponsors--Responsibility."

         An   investment   in  Units  of  the  Trust  should  be  made  with  an
understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates. Inflation and recession, as well as measures implemented to address these and other economic problems, contribute to fluctuations in interest rates and the value of fixed-rate bonds generally. The Sponsors cannot predict future economic policies or their

279831.17
                                       -2-
consequences nor, therefore, can they predict the course or extent of such fluctuations in the future.

Special Factors Affecting New York

          The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of New York State and New York City municipal bonds. The Sponsors have not independently verified this information.

          Economic Trends. Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

          The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

          Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

          New York City. The City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.


          For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or


279831.17
                                       -3-
reductions in City services or entitlement programs, which could adversely affect the City's economic base.


          As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in the 1999 and 2000 fiscal years, before discretionary transfers, and budget gaps for each of the 2001, 2002 and 2003 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

          The City depends on aid from the State of New York (the "State") both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.


          The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2003 fiscal years (the "2000-2003 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and Federal aid and the impact on City revenues and expenditures of any future Federal or State policies affecting the City.

          Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1999 through 2003 contemplates the issuance of $10.091 billion of general obligation bonds and $5.340 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. In addition, it is currently expected that approximately $2.8 billion of bonds will be issued by the Tobacco Settlement Asset Securitization Corporation ("TSASC") and paid from revenues received pursuant to a settlement of litigation with the leading cigarette companies. The Finance Authority and TSASC were created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. If TSASC is not able to issue bonds in the amount expected, the City will need to find another source of financing or substantially curtail or halt its capital program. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority, Finance Authority and TSASC bonds. Future developments concerning the City and public


279831.17
                                       -4-
discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.


          For the 1998 fiscal year, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1998 fiscal year is the eighteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.


          The most recent quarterly modification to the City's financial plan for the 1999 fiscal year, submitted to the New York State Financial Control Board (the "Control Board") on June 14, 1999 (the "1999 Modification"), projects a balanced budget in accordance with GAAP for the 1999 fiscal year.

          On June 14, 1999, the City released the Financial Plan for the 2000 through 2003 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan reflects changes as a result of the City's expense and capital budgets for fiscal year 2000, which were adopted on June 7, 1999. The Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP and projects gaps of $1.8 billion, $1.9 billion and $1.8 billion for fiscal years 2001 through 2003, respectively.

          Changes since adoption of the City's Expense Budget for the 1999 fiscal year in June 1998, prior to the financial plan submitted to the Control Board on June 26, 1998 include: (i) an increase in projected tax revenues of $976 million, $813 million, $558 million, $417 million and $1.4 billion in fiscal years 1999 through 2003, respectively; (ii) $300 million, $250 million, $300 million and $300 million of projected resources in fiscal years 2000 through 2003, respectively, from the receipt by the City of funds from the settlement of litigation with the leading cigarette companies; (iii) a reduction in the assumed collection of $350 million of projected rent payments for the City's airports to $210 million and a delay in the receipt of such payments from fiscal year 2000 to fiscal year 2001; (iv) anticipated proceeds from the proposed sale of the Coliseum in fiscal year 2001 totaling $345 million; and (v) net increases in spending of $638 million, $691 million, $679 million and $1.0 billion in fiscal years 2000 through 2003, including spending for Medicaid, education initiatives, anti-smoking programs, employee fringe benefit costs, and other agency programs. The 1999 Modification and the 2000- 2003 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of $2.6 billion to pay debt service due in fiscal year 2000, for budget stabilization purposes, a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million, and a proposed discretionary transfer in fiscal year 2001 to pay debt service due in fiscal year 2002 totaling $345 million.

          In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2000 fiscal year and to reduce projected gaps for fiscal years 2001 through 2003. The gap-closing actions for the 2000 through 2003 fiscal years include: (i) additional agency actions totaling $605 million $486 million, $409 million and $397 million for fiscal years 2000 through 2003, respectively; (ii) additional Federal aid of $75 million in each of fiscal years 2000 through 2003, which include the proposed restoration of $25 million of Federal revenue sharing and $50 million of increased Federal Medicaid aid; and (iii) additional State actions totaling approximately $125 million in each of fiscal years 2000 through 2003,

279831.17
                                       -5-
including  Medicaid  cost  containment initiatives  proposed in the Governor's
Executive   Budget  for  State  fiscal  year   1999-2000,   which  would
reduce expenditures by the City by approximately $50 million in each of fiscal years 2000 through 2003, and proposals by the City that the State enact tort reform legislation, increase revenue sharing payments and expand State funding for low income uninsured disabled children. The Financial Plan also reflects a tax reduction program, which includes the elimination of the City's non-residents earning tax, the proposed extension of current tax reductions for owners of cooperative and condominium apartments and a proposed income tax credit for low income wage earners.

          The Financial Plan assumes: (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $572 million, $585 million, $600 million and $638 million in the 2000 through 2003 fiscal years, respectively; (ii) collection of projected rent payments for the City's airports, totaling $365 million, $185 million and $155 million in the 2001 through 2003 fiscal years, respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey or the enforcement of the City's rights under the existing leases through pending legal action; (iii) State and Federal approval of the State and Federal gap- closing actions proposed by the City in the Financial Plan; and (iv) receipt of the tobacco settlement funds providing revenues or expenditure offsets in annual amounts ranging between $250 million and $300 million. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

          On June 7, 1999, the City Council adopted a budget for fiscal year 2000. The adopted budget includes lower estimated debt service expenditures in fiscal year 2000 resulting from a $456 million increase, from $2.1 billion to $2.6 billion, in the proposed discretionary transfer in the 1999 fiscal year to pay debt service due in fiscal year 2000. The $456 million increase in the discretionary transfer reflects increased tax revenues and decreased expenditures in the 1999 fiscal year. The adopted budget also includes $220 million of spending initiatives proposed by the City Council, other increased spending and the net cost of revised tax reduction proposals, which reflect the repeal of all of the City non-resident earnings tax and the elimination of certain of the previously proposed tax reduction initiatives.

          On July 16, 1998, Standard & Poor's revised its rating of City bonds upward from BBB+ to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. On March 8, 1999, Fitch revised its rating of City bonds upward to A. Moody's, Standard & Poor's and Fitch currently rate the City's outstanding general obligation bonds A3, A- and A, respectively.

          New York State and its Authorities. The State ended the 1998-1999 fiscal year in balance on a cash basis for the 1998-1999 fiscal year, with a reported closing balance in the General Fund of $892 million, after reserving a projected $1.8 billion surplus for use in future years. The Governor's Executive Budget projects balance on a cash basis for the 1999-2000 fiscal year, with a closing balance in the General Fund of $2.5 billion, including a projected reserve of $1.79 billion for use in fiscal years 2000-2001 and 2001- 2002. Subsequently, as a result of revisions to national and State economic forecasts, the State Division of the Budget has revised its estimate of receipts for the 1999-2000 fiscal year to include an additional $150 million

279831.17
                                       -6-
in  receipts.  The  Legislature  and  the  State  Comptroller  will  review  the
Governor's  Executive  Budget  and are  expected  to  comment  on it.  The
State Assembly and the State Senate have each adopted budget resolutions which provide an outline of intended spending and revenue changes to the 1999-2000 Executive Budget which, the Division of the Budget believes, would, if enacted, increase the size of the State's future budget gaps. There can be no assurance that the Legislature will enact the Executive Budget into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget. Depending
on the amount of State aid  provided  to  localities,   and  whether  the
Medicaid  cost   containment initiatives proposed in the Executive Budget are approved by the State, the City might be required to make substantial additional changes in its Financial Plan. The State budget for the State's 1999-2000 fiscal year was not adopted by the statutory deadline of April 1, 1999. However, legislation making interim appropriations has been enacted. A prolonged delay in the adoption of the State's budget beyond the statutory April 1 deadline without continuing interim appropriations could delay the projected receipt by the City of State aid.

          The State Financial Plan for the 1999-2000 fiscal year, which reflects the 1999-2000 Executive Budget, contains projections of a potential imbalance in the 2000-2001 fiscal year of $1.14 billion and in the 2001-2002 fiscal year of $2.07 billion, assuming implementation of the 1999-2000 Executive Budget recommendations, the application of the $1.79 billion reserve fund and implementation of $500 million of unspecified efficiency initiatives and other actions in each of the 2000-2001 and 2001-2002 fiscal years, respectively. The Executive Budget identifies various risks, including either a financial market or broader economic correction during the period, which could adversely affect these projections.

          Standard & Poor's rates the State's general obligation bonds A, and Moody's rates the State's general obligation bonds A2. On August 28, 1997, Standard & Poor's revised its rating on the State's general obligation bonds from A- to A.


          Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the 1999 Modification and 2000-2003 Financial Plan.

          The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1998 amounted to approximately $3.5 billion.

General Considerations

          Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. The inclusion of unrated Bonds in certain Series of the Trust may result in less flexibility in their disposal and a loss to the Trust upon their disposition. Except as described in footnotes to "Summary of Essential Financial Information" in

279831.17
                                       -7-

Part I of this Prospectus, interest accrues to the benefit of Unit holders commencing with the expected date of settlement for purchase of the Units. Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any Security.


          The following paragraphs discuss the characteristics of the Bonds in the Trust and of certain types of issuers of the Bonds in the Trust. See "Special Factors Concerning the Portfolio" in Part I of this Prospectus. These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payments of principal of and interest on Bonds held in the portfolio of the Trust or which may adversely affect the ratings of such Bonds. Because of the insurance obtained by the Sponsors or by the issuers, however, such changes should not adversely affect the Trust's ultimate receipt of principal and interest or the Standard & Poor's or Moody's ratings of the Bonds in the portfolio. An investment in Units of the Trust should be made with an understanding of the risks that such an investment may entail, certain of which are described below. Unit holders may obtain additional information concerning a particular Bond by requesting an official statement from the issuer of such Bond.

General Obligation Bonds

          General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries; economic limits on the ability to tax without eroding the tax base; state legislative proposals or voter initiatives to limit ad valorem real property taxes; and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state or entity's control.

Appropriations Bonds

          Many state or local governmental entities enter into lease purchase obligations as a means for financing the acquisition of capital projects (e.g., buildings or equipment, among other things). Such obligations are often made subject to annual appropriations. Certain Series of the Trust may contain Bonds in the portfolio that are, in whole or in part, subject to and dependent upon
(1) the governmental entity making appropriations from time to time or (2) the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Subject to the foregoing, once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional without setoff or counterclaim, regardless of contingencies, whether or not a given project is completed or used by the governmental entity and notwithstanding any circumstances or occurrences which might arise. In the event of non-appropriation, certificate holders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing, and the obligation of the governmental lessee is not backed by a pledge of the general credit of the governmental

279831.17
                                       -8-
lessee. In the event of non-appropriation, the Sponsors may instruct the Trustee to sell such Bonds.

          Moral Obligation Bonds. Certain Series of the Trust may contain Bonds in the portfolio that are secured by pledged revenues and additionally by the so-called "moral obligation" of the State or a local governmental body. Should the pledged revenues prove insufficient, the payment of such Bonds is not a legal obligation of the State or local government, and is subject to its willingness to appropriate funds therefor.

Revenue Bonds

          Mortgage Revenue Bonds. Certain Bonds may be "mortgage revenue bonds". Under the Internal Revenue Code of 1986, as amended (the "Code") (and under similar provisions of the prior tax law), "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting, certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced or that existing legislation will not be further amended, revised, or enacted after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to federal income tax. If any portion of the Bond proceeds is not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of Zero Coupon Bonds (see "Original Issue Discount and Zero Coupon Bonds").

          Housing Bonds. Some of the aggregate principal amount of Bonds may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to housing projects for low to moderate income families. Since such obligations are not general obligations of a particular state or municipality and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates and increasing construction and operating costs may reduce revenues available to pay existing obligations.

          The housing bonds in the Trust, despite their optional redemption provisions which generally do not take effect until ten years after the original issuance dates of such Bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of housing bonds pursuant to such redemption provisions. In addition, the housing bonds in the Trust are also subject to mandatory redemption in part at par at any time that voluntary or involuntary prepayments of principal on the underlying mortgages are made to the trustee for such Bonds or that the mortgages are sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a housing bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

279831.17
                                       -9-

          Public Power Revenue Bonds. General problems of the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain Bonds may have been issued in connection with the financing of nuclear generating facilities. In view of recent developments in connection with such facilities, legislative and administrative actions have been taken and proposed relating to the development and operation of nuclear generating facilities. The Sponsors are unable to predict whether any such actions or whether any such proposals or litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects.

          Each of the problems referred to above could adversely affect the ability of the issuers of public power revenue bonds to make payments of principal of and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service.

          Health Care Revenue Bonds. Some of the aggregate principal amount of Bonds may consist of hospital revenue bonds. Ratings of hospital bonds are often initially based on feasibility studies which contain projections of occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from federal or state programs such as Medicare and Medicaid which have been revised substantially in recent years and which are undergoing further review at the state and federal level.

          Proposals for significant changes in the health care system and the present programs for third party payment of health care costs are under consideration in Congress and many states. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on such bonds.

          Higher Education Revenue Bonds. Higher education revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent upon various factors,

279831.17
                                      -10-
including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

          Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of a private corporation,* including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from the specific pollution control facility and/or the financial condition of the project corporation. See also "Private Activity Bonds."

          Other Utility Revenue Bonds. Bonds in this category include securities issued to finance natural gas supply, distribution and transmission facilities, public water supply, treatment and distribution facilities, and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for utility services, as well as, in some instances, connection fees and hook-up charges. Such utility revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

          Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid municipal waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation and revenues derived from the collection of charges for disposal of solid waste. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project non-completion, if the project is rendered uneconomical or if it is considered an environmental hazard.

          Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port authorities, railroad systems or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses and, therefore, may be subject to fluctuations in such assistance.

          Special Tax Revenue Bonds. Bonds in this category are bonds secured primarily or solely by receipt of certain state or local taxes, including sales and use taxes or excise taxes. Consequently, such bonds may

--------
* For the purposes of the description of users of facilities, all references to "corporations" shall be deemed to include any other nongovernmental person or entity.

279831.17
                                      -11-
be subject to fluctuations in the collection of such taxes. Such bonds do not include tax increment bonds or special assessment bonds.

          Other Revenue Bonds. Certain Series of the Trust may also contain revenue bonds which are payable from and secured primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees, charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

          Certain Series of the Trust may also contain bonds that are secured by direct obligations of the U.S. Government or, in some cases, obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. In a few isolated instances to date, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Puerto Rico Bonds


          Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico which will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During fiscal 1998, approximately 90% of Puerto Rico's exports were to the United States mainland, which was also the source of 61% of Puerto Rico's imports. In fiscal 1998, Puerto Rico experienced a $8.5 billion positive adjusted merchandise trade balance. The dominant sectors of the Puerto Rico economy are manufacturing and services. Gross product in fiscal 1993 was $25.1 billion ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997 (13.0% in 1992 prices). According to the Labor Department's Household Employment Survey, during fiscal 1998, total employment increased 0.8% over fiscal 1997. The preliminary figures of gross product for fiscal 1998, released in November 1998, was $34.7 billion ($28.5 billion in 1992 prices). This represents an increase of 8.1% (3.1% in 1992 prices) over fiscal 1997. This preliminary growth rate is 0.1% above the original base line forecast for fiscal 1998. The Planning Board's gross product forecast for fiscal 1999, made in February 1998, projected an increase of 2.7% over fiscal 1998. According to the Labor Department's Household Employment Survey, during the first five months of fiscal 1999, total employment decreased 1.2% over the same period for fiscal 1998. Total monthly employment averaged 1,124,800 during the first five months of fiscal 1999, compared to 1,138,400 over the same period in fiscal 1998. The seasonally adjusted unemployment rate for November 1998 was 13.3%.


Original Issue Discount Bonds and Zero Coupon Bonds

          Certain Series of the Trust may contain original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds that were originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of any current interest. For Federal income tax purposes, original issue discount on tax-exempt bonds is treated as tax-exempt interest and must be

279831.17
                                      -12-
accrued over the term of the bonds. On sale or redemption, the excess of (1) the amount realized (other than amounts treated as tax-exempt income as described below), over (2) the tax basis of such bonds (properly adjusted, in the circumstances described below, for accrual of original issue discount) will be treated as taxable income or loss. Holders of tax-exempt obligations issued with original issue discount, (including holders of Units in a trust such as the Trust), must accrue tax-exempt original issue discount by using a constant interest method. The basis of a tax-exempt obligation is increased by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982 and acquired after March 1, 1984. The Trust's tax basis in a Bond is increased by any accrued original issue discount, as is a Unit holder's tax basis in its Units.

          It is possible that additional Federal legislation will be enacted or that existing legislation will be amended hereafter with the effect that interest on the bonds becomes subject to Federal income taxation. If the interest on the Bonds should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell them, and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market prices.

Bonds Subject to Sinking Fund Provisions

          Most of the Bonds in the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. Sinking fund provisions are designed to redeem a significant portion of an issue gradually over the life of the issue. Obligations to be redeemed are generally chosen by lot. A callable debt obligation is one which is subject to redemption prior to maturity at the option of the issuer. To the extent that obligations in the Trust have a bid side valuation higher than their par value, redemption of such obligations at par would result in a loss of capital to a purchaser of Units at the public offering price. The estimated current return of the Units might also be adversely affected if the return on the retired Bonds is greater than the average return on the Bonds in the Trust. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. See "Special Factors Concerning the Portfolio" in Part I of this Prospectus for information for the number of bonds in the Portfolio that are original issue discount and zero coupon bonds and "Portfolio Information" in Part I of this Prospectus for a breakdown of the percentage of Bonds in the Trust with offering side valuations at a premium, discount or at par. See also "Estimated Current Return and Estimated Long Term Return". "The Portfolio" in Part I of this Prospectus contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds therein.

Other Matters

          An amendment to the Federal Bankruptcy Act relating to the adjustment of indebtedness owed by any political subdivision or public agency or instrumentality of any state, including municipalities, became effective in 1979. Among other things, this amendment facilitates the use of proceedings under the Federal Bankruptcy Act by any such entity to restructure or otherwise alter the terms of its obligations, including those of the type comprising the Trust's portfolio. The Sponsors are unable to predict what effect, if any, this legislation will have on the Trust.


279831.17
                                      -13-

          To the best knowledge of the Sponsors, there is no litigation pending as of the date hereof in respect of any Securities which might reasonably be expected to have a material adverse effect on the Trust, unless otherwise stated in Part I of this Prospectus. At any time, however, litigation may be initiated on a variety of grounds with respect to Securities in the Trust. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. While the outcome of such litigation can never be entirely predicted with certainty, bond counsel have given opinions to the issuing authorities of each Bond on the date of issuance to the effect that such Securities have been validly issued and that the interest thereon is exempt from regular Federal income tax. In addition, other litigation or other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to Securities.


                                 PUBLIC OFFERING

Offering Price

          The Public Offering Price of the Units is based on the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the maturities of each Bond in the Trust. The Sponsors have implemented this variable format as a more equitable method of assessing the sales charge for secondary market purchases. For the purpose of computing the sales charge, Bonds are deemed to mature on their expressed maturity dates, unless the Evaluator evaluates the price of the Bonds to a different date, such as a call date or a mandatory tender date, in which case the maturity will be deemed to be such other date. This method of computing the sales charge will apply different sales charge rates to each Bond in the Trust depending on the maturity of each Bond in accordance with the following schedule:

                                                  Secondary Market Period
                                                       Sales Charge

                                                               Percentage
                                       Percentage of             of Net
     Years to Maturity Per Bond    Public Offering Price     Amount Invested

    0 Months to 2 Years                      1.0%               1.010%
    2 but less than 3                        2.0%               2.091%
    3 but less than 4                        3.0%               3.093%
    4 but less than 8                        4.0%               4.167%
    8 but less than 12                       5.0%               5.363%
    12 but less than 15                      5.5%               5.820%
    15 or more                               5.9%               6.270%

          A minimum sales charge of 1.0% of the Public Offering Price is applied to all secondary market unit purchases. There is no reduction of the sales charge for volume purchases in secondary market transactions.

          A proportionate share of accrued and undistributed interest on the Securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.


279831.17
                                      -14-

          Unless Securities are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Units due to the insurance obtained by the Trust. See also "Rights of Unit Holders--Certificates" and "Rights of Unit Holders-- Redemption" for information relating to redemption of Units. The Evaluator will consider in its evaluation of Defaulted Bonds which are covered by insurance obtained by the Trust the value of the insurance guaranteeing interest and principal payments as well as the market value of the Securities and the market value of similar securities of issuers whose securities, if identifiable, carry identical interest rates and maturities and are of creditworthiness comparable to the issuer prior to the default or risk of default. If such other securities are not identifiable, the Evaluator will compare prices of securities with substantially identical interest rates and maturities and of a creditworthiness of minimum investment grade. As to Series 18 and subsequent Series, the value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In any case the Evaluator will consider the ability of the Insurer to meet its commitments under the Trust's insurance policy and, in the case of Series 18 and subsequent Series, MBIA Inc.'s or MBIA Corp.'s commitment to issue Permanent Insurance. For a description of the circumstances under which a full or partial suspension of the right of Unit holders to redeem their Units may occur, see "Rights of Unit Holders-- Redemption."


          It is the present intention of the Trustee (and, in the case of Series 18 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bonds), so long as the Trust contains either some Bonds not in default or any Pre-insured Bonds, not to sell Defaulted Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio BECAUSE VALUE ATTRIBUTABLE TO THE INSURANCE OBTAINED BY THE TRUST CANNOT BE REALIZED UPON SALE. Insurance obtained by the issuer of a Pre-insured Bond, or by some other party, is effective so long as such Pre-insured Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Pre-insured Bond, but the exact effect, if any, of this insurance on such market value cannot be predicted. Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will in any case continue to be insured under the policy obtained by the Trust from the Insurer as long as the Bond is held in the Trust.

          Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge discussed above is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are not permitted under such Act.

Market for Units

          Although they are not obligated to do so, the Sponsors have maintained and intend to continue to maintain a market for the Units and to continuously offer to purchase Units at prices based on the aggregate bid price of the Securities. The Sponsors' Repurchase Price shall be not less

279831.17
                                      -15-
than the Redemption Price plus accrued interest through the expected date of settlement. See "Rights of Unit Holders--Redemption--Computation of
Redemption Price per Unit." There is no sales charge incurred when a Unit holder sells Units back to the Sponsors. Any Units repurchased by the Sponsors may be reoffered to the public by the Sponsors at the Public Offering Price at the time, plus accrued interest.

          If the supply of Units of any Series exceeds demand, or for some other business reason, the Sponsors may discontinue purchases of Units of such Series at prices based on the aggregate bid price of the Securities. The Sponsors do not in any way guarantee the enforceability, marketability or price of any Security in the portfolio or of the Units of the Trust. In the event that a market is not maintained for the Units, a Unit holder desiring to dispose of its Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Securities. The aggregate bid price of the Securities in the Trust may be expected to be less than the aggregate offering price. If a Unit holder wishes to dispose of its Units, he should inquire of the Sponsors as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unit Holders--Redemption" and "Sponsors."

          Employees (and their immediate families) of the Sponsors may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the bid side evaluation of the underlying securities in the Trust, divided by the number of Units outstanding. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsors' secondary market, so long as it is being maintained.

Distribution of Units

          The Sponsors are the sole underwriters of the Units. It is the Sponsors' intention to effect a public distribution of the Units solely through their own organizations. Units may, however, be sold to dealers who are members of the National Association of Securities Dealers, Inc. at a discount. Such discount is subject to change from time to time by the Agent for the Sponsors. Sales will be made only with respect to whole Units, and the Sponsors reserve the right to reject, in whole or in part, any order for the purchase of Units. It is the Sponsors' intention to continue to qualify Units of the Trust for sale where such qualification is necessary. In maintaining a market for the Units (see "Public Offering--Market for Units"), the Sponsors will realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell such Units (the Public Offering Price described in the currently effective Prospectus which includes the sales charge set forth in Part I of this Prospectus under "Summary of Essential Financial Information") or the price at which they may redeem such Units (based upon the aggregate bid side evaluation of the Securities), as the case may be, and to the extent that they earn sales charges on resales.


     ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN TO UNIT HOLDERS

          Units of the Trust are offered on a "dollar price" basis. In contrast, tax-exempt bonds customarily are offered on a "yield price" basis. Therefore, the rate of return on each Unit is measured in terms of both

279831.17
                                      -16-

Estimated Current Return and Estimated Long-Term Return. Estimated Current Return based on the Public Offering Price per Unit and Estimated
Long-Term Return per Unit and information regarding estimated monthly and semi-annual distributions of interest to Unit holders are set forth under "Summary of Essential Financial Information" in Part I of this Prospectus.

          Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value in the Bond's purchase price. Moreover, because interest rates on bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus will be realized in the future.

          Estimated Long-Term Return is calculated using a formula that (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in the portfolio and (ii) takes into account the expenses and sales charge associated with each Unit of the Trust. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will be greater than the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the Net Annual Interest Income and Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus will be realized in the future.


                             INSURANCE ON THE BONDS

          Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in the Trust has been obtained from the Insurer by the Trust. The Insurer has issued a policy of insurance covering each of the Bonds in the Trust, including Pre-insured Bonds. As to each Trust, the Insurer shall not have any liability under the policy with respect to any Bonds which do not constitute part of the Trust. In determining to insure the Bonds, the Insurer has applied its own respective standards which generally correspond to the standards it has established for determining the insurability of new issues of municipal bonds.

          By the terms of its policy, the Insurer unconditionally guarantees to the Trust the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on the Bonds as such payments shall become due but not paid. Except

279831.17
                                      -17-
as provided below with respect to small issue industrial development Bonds and pollution control revenue Bonds, in the event of any acceleration of the due date of  principal by reason of  mandatory  or optional  redemption
(other than mandatory  sinking  fund  redemption),   default  or  otherwise,
the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration. The Insurer will be responsible for such payments less any amounts received by the Trust from any trustee for the Bond issuers or from any other source. The policy issued by the Insurer does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units. The MBIA Inc. and MBIA Corp. policies also do not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for the Bonds. With respect to small issue industrial development Bonds and pollution control revenue Bonds, however, MBIA Inc. and MBIA Corp., respectively, guarantee the full and complete payments required to be made by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such Bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. No assurance can be given that the policy issued by the Insurer would insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to the validity thereof were rendered by bond counsel to the respective issuing authorities.

          The insurance policy relating to the Trust is non-cancelable and will continue in force so long as the Trust is in existence and the Securities described in the policy continue to be held in and owned by the Trust. Failure to pay premiums on the policy obtained by the Trust will not result in the cancellation of insurance but will force the Insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from the Trust.

          The policy issued by the Insurer shall terminate as to any Bond which has been redeemed from or sold by the Trustee on the date of such redemption or on the settlement date of such sale, and the Insurer shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, any MBIA Inc. or MBIA Corp. policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of a MBIA Inc. or MBIA Corp. policy as to any Bond shall not affect MBIA Inc.'s or MBIA Corp.'s obligations regarding any other Bond in such Trust or any other Trust which has obtained a MBIA Inc. or MBIA Corp. insurance policy. The policy issued by the Insurer will terminate as to all Bonds on the date on which the last of the Bonds matures, is redeemed or is sold by the Trust.

          Pursuant to an irrevocable commitment of the Insurer, the Trustee upon the sale of a Bond in the Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in such Series of the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in the Trust upon instruction from the Sponsors only if upon such exercise the Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance

279831.17
                                      -18-
and the related custodial fee) from such sale in excess of the sale proceeds if such Bond was sold on an uninsured basis.

          The Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.

          Except as indicated below, insurance obtained by the Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by the Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsors' opinion, in significant risk of such default ("Defaulted Bonds"). The value of the insurance will be equal to the difference between (1) the market value of a Bond which is in default in payment of principal or interest or a significant risk of default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (2) the market value of such Bonds not covered by Permanent Insurance. Insurance obtained by the issuer of a Bond or by parties other than the Trust is effective so long as such Pre-insured Bond is outstanding and the insurer of such Pre-insured Bond continues to fulfill its obligations.

          Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by the Trust from MBIA Inc. or MBIA Corp. as long as the Bond is held in the Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

          In the event that interest on or principal of a Bond is due for payment but is unpaid by reason of nonpayment by the issuer thereof, the Insurer will make payments to its fiscal agent, as identified in the insurance policy (the "Fiscal Agent"), equal to such unpaid amounts of principal and interest not later than one business day after the Insurer has been notified by the Trustee that such nonpayment has occurred (but not earlier than the date such payment is due). The Fiscal Agent will disburse to the Trustee the amount of principal and interest which is then due for payment but is unpaid upon receipt by the Fiscal Agent of (1) evidence of the Trust's right to receive payment of such principal and interest and (2) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest then due for payment shall thereupon vest in the Insurer. Upon payment by the Insurer of any principal or interest payments with respect to any Bonds, the Insurer shall succeed to the rights of the owner of such Bonds with respect to such payment.

          MBIA Corp. is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA Corp. MBIA Corp. is a limited liability corporation rather than a several liability association. MBIA Corp. is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the

279831.17
                                      -19-

Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam.


          As of December 31, 1998, MBIA Corp. had admitted assets of $6.5 billion (audited), total liabilities of $4.2 billion (audited), and total capital and surplus of $2.3 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1999, MBIA Corp. had admitted assets of $6.7 billion (unaudited), total liabilities of $4.4 billion (unaudited), and total capital and surplus of $2.3 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. The address of MBIA Corp. is 113 King Street, Armonk, New York 10504.

          As of the Evaluation Date, the claims-paying ability of MBIA Corp. has been rated "AAA" by Standard & Poor's and "Aaa" by Moody's.

          No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. The Sponsors are not aware that the information herein is inaccurate or incomplete as of the date hereof.

          The contract of insurance relating to the Trust and the negotiations in respect thereof and certain agreements relating to Permanent Insurance represent the only significant relationship between the Insurer and the Trust. Otherwise, neither the Insurer nor any associate thereof has any material business relationship, direct or indirect, with the Trust or the Sponsors, except that the Sponsors may from time to time in the normal course of their business participate as underwriters or as managers or as members of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and principal has been obtained from the Insurer, and except that James A. Lebenthal, Chairman of the Board of Directors of Lebenthal & Co., Inc., is a director of MBIA Inc. Although all issues contained in the portfolio of the Trust are individually insured, neither the Trust, the Units nor the portfolio is insured directly or indirectly by the Insurer.

          A purpose of the insurance on the Bonds in the portfolio obtained by the Trust is to obtain a higher yield on the Trust portfolio than would be available if all the Securities in such portfolio had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating but were uninsured and yet at the same time to have the protection of insurance of payment of interest and principal on the Securities. There is, of course, no certainty that this result will be achieved. Any Pre-insured Bonds in the Trust (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively.

          Because the Securities are insured by the Insurer as to the payment of principal and interest, Moody's has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured, and Standard & Poor's has assigned its "AAA" investment rating to the Units and Bonds in the Trust. See "Tax Exempt Bond Portfolio" in Part I of this Prospectus. These ratings apply to the Bonds only while they are held in the Trust. The obtaining of these ratings by the Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the Trust or of the Units. These ratings are not a recommendation to buy, hold or sell and do not take into account the extent to which Trust

279831.17
                                      -20-
expenses or portfolio asset sales for less than the Trust's acquisition price will reduce payment to the Unit holders of the interest or principal.


         TAX STATUS (See also "Tax Status" in Part I of this Prospectus)

          Interest income on the Bonds contained in the Trust portfolio is, in the opinion of bond counsel to the issuing governmental authorities rendered at the time of original issuance of the Bonds, excludable from gross income under the Internal Revenue Code of 1954, as amended (the "1954 Code"), or the Internal Revenue Code of 1986, as amended (the "Code"), depending upon the date of issuance of the Bonds in any particular Series. See "The Trust-- Portfolio."


          Gain (or loss) realized on a sale, maturity or redemption of the Bonds or on a sale or redemption of a Unit is, however, includable in gross income as capital gain (or loss) for Federal, state and local income tax purposes, assuming that the Unit is held as a capital asset. Such gain (or loss) does not include any amount received in respect of accrued interest, accrued original issue discount or accrued market discount. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Bonds selling at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Capital gains realized by noncorporate Unit holders on the disposition of Bonds or Units will be taxed at a maximum federal income tax rate of 20% if the Unit and the Bonds have been held for more than one year), whereas ordinary income received by noncorporate Unit holders will be taxed at a maximum federal income tax rate of 39.6%. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 ($1,500 for married persons filing separately) of capital losses of non-corporate Unit holders may be deducted against ordinary income. Since the proceeds from sales of Bonds, under certain circumstances, may not be distributed, a Unit holder's taxable income for any year may exceed the actual cash distributions to the Unit holder in that year.


          Among other things, the Code provides for the following: (1) interest on certain private activity bonds issued after August 7, 1986 is an item of tax preference included in the calculation of the individual's alternative minimum tax currently taxed at a rate of up to 28% and the corporate alternative minimum tax currently at a rate of 20%(however, none of the Bonds in the Trust is a private activity bond, the interest on which is subject to this alternative minimum tax); (2) 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds, such as the Bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in alternative minimum taxable income of corporations. The Code does not otherwise require corporations, and does not require taxpayers other than corporations, including individuals, to treat interest on the Bonds as an item of tax preference in computing alternative minimum tax; (3) subject to certain exceptions, no financial institution is allowed a deduction for the portion of the institution's interest expense that is allocable to tax-exempt interest on tax-exempt bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) all taxpayers are required to report for informational purposes on their Federal income tax

279831.17
                                      -21-
returns the amount of tax-exempt interest they receive; (6) an issuer must meet certain requirements on a continuing basis in order for interest on a tax-exempt bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (7) a branch profits tax is imposed on U.S. branches of foreign corporations which, because of the manner in which the branch profits tax is calculated, may have the effect of subjecting the U.S. branch of a foreign corporation to Federal income tax on the interest on bonds otherwise exempt from such tax.


          Section 86 of the Code provides that a portion of social security benefits is includable in taxable income for taxpayers whose "modified adjusted gross income," combined with a portion of their social security benefits, exceeds a base amount. The base amount is $25,000 for an individual, $32,000 for a married couple filing a joint return and zero for married persons filing separate returns. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual's income exceeds the base amount described above.

          In addition, certain "S corporations" may be subject to minimum tax on certain passive income, including tax-exempt interest, such as interest on the Bonds.

          At the time of the original issuance of the Bonds held by the Trust, opinions relating to the validity of the Bonds and the exemption of interest thereon from Federal income tax were or (with respect to "when, as and if issued" Bonds) were to be rendered by bond counsel to the issuing governmental authorities. Neither the Sponsors nor their special counsel have made any review of proceedings relating to the issuance of such Bonds or the basis for bond counsel's opinions.

          In the case of certain Bonds which may be included in the Trust, the opinions of bond counsel indicate that, although interest on such Bonds is generally exempt from Federal income tax, such Bonds are "industrial development bonds" under the 1954 Code or are "private activity bonds" as that term is defined in the Code (the following discussion also applies to Bonds that are "industrial development bonds" as they are defined in the 1954 Code in terms similar to those under which private activity bonds are defined in the Code and are generally subject to the same limitations). Interest on certain qualified small issue private activity bonds is exempt from Federal income tax only so long as the "principal user" of the bond-financed facility and any "related person" remain within the capital expenditure limitations of the Code and only so long as the aggregate private activity bond limits of the Code are met. In addition, interest on private activity bonds will not be exempt from Federal income tax for any period during which such bonds are held by a "substantial user" of the facilities financed by the proceeds of such bonds (or a "related person" to such a "substantial user"). Interest attributable to such Bonds, if received by a Unit holder who is such a "substantial user" or "related person," will be taxable (i.e., not tax-exempt) to the same extent as if such Bonds were held directly as owner.

          In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited "arbitrage" activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the bonds, the amount of such persons' outstanding tax-exempt private activities bonds, or the facilities themselves, and no assurance can be given that future events will

279831.17
                                      -22-
not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.


          Under Section 265 of the Code, if borrowed funds are used by a Unit holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for Federal income tax purposes. Under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules may be applicable for purposes of state and local taxation. Investors with questions regarding this issue should consult their tax advisors.

          The Trust may contain Bonds issued with original issue discount. The Code requires holders of tax-exempt obligations issued with original issue discount, such as the Trust (and therefore the Unit holders), to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982 and acquired after March 1, 1984. The Trust's tax basis in a Bond is increased by any accrued original issue discount, as is a Unit holder's tax basis in its Units.

          If a Unit holder's tax cost for its pro rata interest in a Bond exceeds its pro rata interest in the Bond's face amount, the Unit holder will be considered to have purchased its pro rata interest in the Bond at a "premium." The Unit holder will be required to amortize any premium relating to its pro rata interest in a Bond prior to the maturity of the Bond. Amortization of premium on a Bond will reduce a Unit holder's tax basis for this pro rata interest in the Bond, but will not result in any deduction from the Unit holder's income. Thus, for example, a Unit holder who purchases a pro rata interest in a Bond at a premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Unit holder is considered to have held such interest.

          The exemption of interest on municipal obligations for Federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. Interest income derived from the Bonds is not excluded from net income in determining New York State or New York City franchise taxes on corporations or financial institutions. The laws of states and local governments vary with respect to the taxation of such obligations.

          From time to time proposals have been introduced before Congress, the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on debt obligations similar to the Bonds in the Trust, and it can be expected that similar proposals may be introduced in the future. The Sponsors cannot predict whether additional legislation, if any, in respect of the Federal income tax status of interest on debt obligations may be enacted and what the effect of such legislation would be on Bonds in the Trust. In addition, the enactment of a "flat tax" or other legislation that significantly alters the federal income tax system may have a material adverse effect on the value of Units. If the interest on any Bonds in the Trust should ultimately be deemed to be taxable, the Sponsors may instruct the Trustee to sell such Bonds, and, since they would be sold as taxable securities, it is expected that they would be sold at a substantial discount from current market prices.

279831.17
                                      -23-

          In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and subject the interest on such bonds to federal income tax if not registered, and that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Bonds in the Trust and to tax interest on such bonds in the future. The decision does not, however, affect the current exclusion from gross income of the interest earned on the Bonds in the Trust in accordance with Section 103 of the Code.

          The opinions of counsel to the issuing governmental authorities to the effect that interest on the Bonds is exempt from regular federal income tax may be limited to law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Investors are advised to consult their own advisors for advice with respect to the effect of any legislative changes.


                             RIGHTS OF UNIT HOLDERS

Certificates

          Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsors. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer.

          Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

          While interest will be distributed semi-annually or monthly, depending on the method of distribution chosen, principal, including capital gains, will be distributed only semi-annually; provided, however, that, other than for purposes of redemption, no distribution need be made from the Principal Account if the balance therein is less than $1.00 per Unit then outstanding, and that, if at any time the pro rata share represented by the Units of cash in the Principal Account exceeds $10.00 as of a Monthly Record Date, the Trustee shall, on the next succeeding Monthly Distribution Date, distribute the Unit holder's pro rata share of the balance of the Principal Account. Interest (semi-annually or monthly) and principal, including capital gains, if any (semi-annually), received by the Trust will be distributed on each Distribution Date to Unit holders of record of the Trust as of the preceding Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses and funds required for the redemption of Units. See "Summary of Essential Financial Information" in Part I of this Prospectus,

279831.17
                                      -24-

"The Trust--Expenses and Charges" and "Rights of Unit Holders--Redemption" in
Part II.

          The Trustee will credit to the Interest Account for the Trust all interest received by the Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts of the Trust will be credited to the Principal Account for the Trust. The pro rata share of the Interest Account of the Trust and the pro rata share of cash in the Principal Account of the Trust represented by each Unit thereof will be computed by the Trustee each month as of the Record Date. See "Summary of Essential Financial Information" in Part I of this Prospectus. Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account for the Trust and will not be distributed until the second succeeding Distribution Date. Because interest on the Securities is not received by the Trust at a constant rate throughout the year, any particular interest distribution may be more or less than the amount credited to the Interest Account of the Trust as of the Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit.

          The difference between the estimated net interest accrued to the first Record Date and to the related Distribution Date is an asset of the respective Unit holder and will be realized in subsequent distributions or upon the earlier of the sale of such Units or the maturity, redemption or sale of Securities in the Trust.

          The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Each April, the Trustee will furnish each Unit holder a card to be returned together with the Certificate by May 15 of such year if the Unit holder desires to change its plan of distribution, and the change will become effective on May 16 of such year for the ensuing twelve months. For a discussion of redemption of Units, see "Rights of Unit Holders--Redemption-- Tender of Units."

          As of the fifteenth day of each month the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust as of the first day of such month. See "The Trust--Expenses and Charges." The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Rights of Unit Holders--Redemption." Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to the Unit holders and are available for use by the Trustee pursuant to normal banking procedures.

          Because interest on Securities in the Trust is payable at varying intervals, usually in semi-annual installments, the interest accruing to the

279831.17
                                      -25-

Trust will not be equal to the amount of money received and available monthly for distribution from the Interest Account to Unit holders choosing the monthly payment  plan.  Therefore,  on each  monthly  Distribution  Date,
the amount of interest   actually   deposited  in  the  Interest  Account  and
available for distribution may be slightly more or less than the monthly interest distribution made. In addition, because of the varying interest payment dates of the Securities constituting the Trust portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will usually remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells all or a portion of its Units, he will be entitled to receive its proportionate share of the accrued interest from the purchaser of its Units. Similarly, if a Unit holder redeems all or a portion of its Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Securities.
Thus, the accrued interest attributable to a Unit will not be entirely recovered until the Unit holder either redeems or sells such Unit or until
the   Trust  is   terminated.   See   "Rights   of  Unit Holders--Redemption--
Computation of Redemption Price per Unit."

Expenses and Charges

          Initial Expenses

          All the expenses of creating and establishing the Trust for Series 118 and prior Series have been borne by the Sponsors, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates for Units, legal expenses, advertising and selling expenses, expenses of the Trustee and other out-of-pocket expenses.


          All or a portion of the expenses incurred in creating and establishing the Trust for Series 119 and subsequent Series, including the cost of the initial preparation and execution of the Trust Agreement, the initial fees and expenses of the Trustee, legal expenses and other actual out- of-pocket expenses, have been paid by the Trust. For Series 119 through 140 such expenses will be amortized over a five year period. Organizational expenses for Series 141 and subsequent Series will be charged upon the investor's purchase of Units during the initial offering period and will be paid at the close of the initial offering period by the Trust. All advertising and selling expenses, as well as any organizational expenses not paid by the Trust, will be borne by the Sponsors at no cost to the Trust.

          Fees

          The Trustee's, Sponsor's and Evaluator's fees are set forth under "Summary of Essential Financial Information" in Part I of this Prospectus. The Sponsors' fee, if any, which is earned for portfolio supervisory services, is based on the face amount of Securities in the Trust at December 1 of each year. The Sponsors' fee, which is not to exceed the maximum amount set forth in the "Summary of Essential Financial Information" in Part I of this Prospectus, may exceed the actual costs of providing portfolio supervisory services for a particular Series, but at no time will the total amount received by the Sponsors for portfolio supervisory services rendered to all Series of Empire State Municipal Exempt Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year.

          The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth in the "Summary of Essential

279831.17
                                      -26-

Financial Information" in Part I of this Prospectus. There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the Trust's funds, see
"Rights of Unit Holders--Distribution of Interest and Principal." For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders."

          The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date and the Sponsors' annual fee is payable annually on December 1, each from the Interest Account to the extent funds are available and then from the Principal Account. These fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent." If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Trust, or amounts payable to the Trustee which are secured by its prior lien on the Trust, the Trustee is permitted to sell Bonds to pay such amounts.

          Insurance Premiums

          The cost of the insurance obtained by the Trust as set forth under "Summary of Essential Financial Information" in Part I of this Prospectus is based on the aggregate amount of Bonds in the Trust as of the date of such information. The premium, which is an obligation of each respective Trust, is payable monthly by the Trustee on behalf of the Trust. As Securities in the portfolio of the Trust mature, are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Securities no longer owned by and held in the Trust. The Trust does not incur any premium expense for any insurance which has been obtained by an issuer of a Pre-insured Bond, since the premium or premiums for such insurance have been paid by such issuer or other party; Pre-insured Bonds, however, are additionally insured by the Trust. No premium will be paid by the Trust on Bonds which are also MBIA Corp Pre-insured Bonds or MBIA Pre-insured Bonds. The premium payable for Permanent Insurance and the related custodial fee will be paid solely from the proceeds of the sale of a Bond from the Trust in the event that the Trustee exercises the right to obtain Permanent Insurance on such Bond.

          Other Charges

          The following additional charges are or may be incurred by the Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by independent public accountants selected by the Sponsors (so long as the Sponsors maintain a secondary market, the Sponsors will bear any audit expense which exceeds 50 cents per Unit), the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsors, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured

279831.17
                                      -27-
by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.

Reports and Records

          The Trustee shall furnish Unit holders of the Trust in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record a statement providing the following information: (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities and any earned original issue discount), and, if the issuers of the Securities are located in different states or territories, the percentage of such interest by such states or territories, deductions for payment of applicable taxes and for fees and expenses of the Trust (including insurance costs), redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing interest, with respect to the Trust the premium attributable to the Trustee's exercise of the right to obtain Permanent Insurance and any related custodial fee), deductions for payments of applicable taxes and for fees and expenses of the Trust, redemptions of Units, the amount of any "when issued" interest treated as a return of capital and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year;
(4) the Redemption price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

          The Trustee shall keep available for inspection by Unit holders, at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Securities in the portfolio of the Trust and a copy of the Trust Agreement.

Redemption

          Tender of Units

          While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its corporate trust office at 101 Barclay Street, New York, New York 10286, upon payment of any applicable tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsors or the Trustee. Units redeemed by the Trustee will be canceled.


279831.17
                                      -28-

          Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed and accompanied by a written instrument of transfer. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered to the person seeking redemption. See "Rights of Unit Holders--Certificates." Unit holders must sign exactly as their names appear on the face of the certificate with signature(s) guaranteed by an officer of a national bank or trust company, a member firm of either the New York, Midwest or Pacific Stock Exchange, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

          By the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in Part I of this Prospectus under "Summary of Essential Financial Information" as of the next subsequent Evaluation Time. See "Redemption--Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading or the next day on which there is a sufficient degree of trading in Units of the Trust, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsors of Units tendered to the Trustee for redemption at prices in excess of the Redemption Price, see "Redemption--Purchase by the Sponsors of Units Tendered for Redemption."

          Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced.

          If the Trustee exercises the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an insured basis. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an uninsured basis since the insurance obtained by the Trust covers the timely payment of principal and interest when due on the Bonds only while the Bonds are held in and owned by the Trust. If the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond, to the extent that Bonds which are current in payment of interest are sold from the Trust portfolio in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust will tend to diminish. See "Sponsors--Responsibility" for the effect of selling Defaulted Bonds to meet redemption requests.

          The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or

279831.17
                                      -29-
evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

          Because insurance obtained by the Trust terminates as to Bonds which are sold by the Trustee, and because the insurance obtained by the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units (assuming, in the case of Series 18 and subsequent Series, that the Trustee does not exercise the right to obtain Permanent Insurance on Defaulted Bonds), under certain circumstances the Sponsors may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units if a significant portion of the Bonds in the portfolio is in default in payment of principal or interest or in significant risk of such default. No assurances can be given that the Securities and Exchange Commission will permit the Sponsors to suspend the rights of Unit holders to redeem their Units, and, without the suspension of such redemption rights when faced with excessive redemptions, the Sponsors may not be able to preserve the benefits of the Trust's insurance on Defaulted Bonds.

          Computation of Redemption Price Per Unit

          The Redemption Price per Unit is determined by the Trustee on the basis of the bid prices of the Securities in the Trust, as of the Evaluation Time stated under "Summary of Essential Financial Information" in Part I of this Prospectus on the day any such determination is made. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of (1) the aggregate value of the Securities in the Trust (determined by the Evaluator as set forth below), except for those cases in which the value of insurance has been included, (2) cash on hand in the Trust, and (3) accrued and unpaid interest on the Securities as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation. The Evaluator may determine the value of the Securities in the Trust (i) on the basis of current bid prices for the Securities, (ii) if bid prices are not available for any Securities, on the basis of current bid prices for comparable bonds, (iii) by appraisal, or (iv) by any combination of the above. In determining the Redemption Price per Unit, no value will be assigned to the portfolio insurance obtained by the Trust on the Bonds in the Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Pre-insured Bonds in the Trust are entitled at all times to the benefits of insurance obtained by their respective issuers so long as the Pre-insured Bonds are outstanding and the insurer continues to fulfill its obligations, and such benefits are reflected and included in the market value of Pre-insured Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by the Trust, see "Public Offering--Market for Units."

          Purchase by the Sponsors of Units Tendered for Redemption

          The Trust Agreement requires that the Trustee notify the Sponsors of any tender of Units for redemption. So long as the Sponsors are maintaining a bid in the secondary market, the Sponsors, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price on the date of tender not later than the day on which the Units would otherwise

279831.17
                                      -30-
have been redeemed by the Trustee. See "Public Offering--Market for Units." Units held by the Sponsors may be tendered to the Trustee for redemption as any other Units, provided that the Sponsors shall not receive for Units purchased as set forth above a higher price than they paid, plus accrued interest.

          The offering price of any Units resold by the Sponsors will be the Public Offering Price determined in the manner provided in this Prospectus. See "Public Offering-- Offering Price." Any profit resulting from the resale of such Units will belong to the Sponsors which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units.

Exchange Option

          The Sponsors of the Series of Empire State Municipal Exempt Trust (including the Series of Municipal Exempt Trust, the predecessor trust to Empire State Municipal Exempt Trust) (the "Trust") are offering Unit holders of those Series of the Trust for which the Sponsors are maintaining a secondary market an option to exchange a Unit of any Series of the Trust for a Unit of a different Series of the Trust being offered by the Sponsors (other than in the initial offering period) at a Public Offering Price generally based on the bid prices of the underlying Securities divided by the number of Units outstanding (see "Public Offering--Market for Units") plus a fixed sales charge of $15 per Unit (in lieu of the normal sales charge). However, a Unit holder must have held its Unit for a period of at least six months in order to exercise the exchange option or agree to pay a sales charge based on the greater of $15 per Unit or an amount which together with the initial sales charge paid in connection with the acquisition of Units being exchanged equals the normal sales charge of the Series into which the investment is being converted, determined as of the date of the exchange. Such exchanges will be effected in whole Units only. Any excess proceeds from the Units being surrendered will be returned, and the Unit holder will not be permitted to advance any new money in order to complete an exchange. The Sponsors reserve the right to modify, suspend or terminate this plan at any time without further notice to the Unit holders. In the event that the exchange option is not available to a Unit holder at the time he wishes to exercise it, the Unit holder will be immediately notified and no action will be taken with respect to its Units without further instructions from the Unit holder.

          Unit holders are urged to consult their tax advisors as to the tax consequences of exchanging Units.

279831.17
                                      -31-

                         AUTOMATIC ACCUMULATION ACCOUNT

          The Sponsors have entered into an arrangement (the "Plan") with Empire Builder Tax Free Bond Fund (the "Empire Builder") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Empire Builder. The Empire Builder is an open-end, non-diversified investment company whose investment objective is to seek as high a level of current income exempt from Federal income tax, New York State and New York City income taxes as is believed to be consistent with preservation of capital. It is the policy of the Empire Builder to invest primarily in debt securities the interest income from which is exempt from such taxes.

          The Empire Builder has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Empire Builder will be of "investment grade" quality - that is, at the time of purchase by the Empire Builder, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A, or BBB) or will be unrated bonds which at the time of purchase are judged by the Empire Builder's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Empire Builder that under normal market conditions at least 90% of the income distributed to its shareholders will be exempt from Federal income tax, New York State and New York City personal income taxes. However, during times of adverse market conditions when the Empire Builder is investing for temporary defensive purposes in obligations other than New York tax-exempt bonds, more than 10% of the Empire Builder's income distributions could be subject to Federal income tax, New York State income tax and/or New York City income tax, as described in the current prospectus relating to the Empire Builder (the "Empire Builder Prospectus"). Glickenhaus & Co. ("Glickenhaus"), a sponsor of the Trust, acts as the investment advisor and distributor for the Empire Builder.

          Each Unit holder may request from The Bank of New York (the "Plan Agent") a copy of the Empire Builder Prospectus describing the Empire Builder and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Units will, on the applicable Distribution Date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Empire Builder at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Empire Builder Prospectus. Unless otherwise indicated, new Participants in the Empire Builder Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each such Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Empire Builder purchased on its behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate its participation in the Plan and receive future distributions on its Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Empire Builder and Glickenhaus, as investment advisor for Empire Builder each will have the right to terminate this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Empire Builder through the Plan, including charges and expenses, request a copy of the Empire Builder Prospectus from The Bank of New York, Unit Investment Trust, P.O. Box 972, New York, New York 10269-0067. Read it carefully before you decide to participate.

279831.17
                                      -32-

                                                               [ALTERNATE PAGE]

                         AUTOMATIC ACCUMULATION ACCOUNT


          For Unit holders of the Trust who are clients of Lebenthal & Co., Inc., the Sponsors have entered into an arrangement (the "Plan") with Lebenthal New York Municipal Bond Fund (the "Bond Fund") which permits Unit holders of the Trust who receive distributions from the Trust on a semi-annual basis to elect to have distributions from Units in the Trust automatically reinvested in shares of the Bond Fund. The Bond Fund is an open-end, non- diversified investment company whose investment objective is to maximize current income exempt from regular Federal income tax, and from New York State and New York City income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. It is the policy of the Bond Fund to invest primarily in long term investment grade tax-exempt securities the interest income from which is exempt from such taxes.

          The Bond Fund has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Bond Fund will be of "investment grade" quality -- that is, at the time of purchase by the Bond Fund, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, A, A or BBB) or will be unrated bonds which at the time of purchase are judged by the Bond Fund's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Bond Fund that under normal market conditions at least 80% of the income distributed to its shareholders will be exempt from regular Federal income tax, and from New York State and New York City personal income taxes. However, during times of adverse market conditions, more than 20% of the Bond Fund's income distributions could be subject to Federal income tax, New York State and/or New York City income taxes, as described in the current prospectus relating to the Bond Fund (the "Bond Fund Prospectus"). Lebenthal & Co., Inc., a sponsor of the Trust, acts as the manager and distributor for the Bond Fund.



          Each Unit holder who receives distributions from the Trust on a semi-annual basis may request from The Bank of New York (the "Plan Agent") a copy of the Bond Fund Prospectus describing the Bond Fund and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Unit will, on the applicable Distribution Date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Bond Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Bond Fund Prospectus. Unless otherwise indicated, new Participants in the Bond Fund Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Bond Fund purchased on its behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate its participation in the Plan and receive future distributions on its Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Bond Fund and Lebenthal & Co. Inc., as manager for the Bond Fund, each will have the right to terminate or modify this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Bond Fund through the Plan, including charges and expenses, request a copy of the Bond Fund Prospectus from The Bank of New York, Unit Investment Trust, P.O. Box 972, New York, New York 10269-0067. Read it carefully before you decide to participate.


279831.17
                                      -32-

                                    SPONSORS

          Glickenhaus and Lebenthal are the Sponsors for Empire State Municipal Exempt Trust, Series 10 and all subsequent Series, including all Guaranteed Series.

          Glickenhaus, a New York limited partnership, is engaged in the underwriting and securities brokerage business and in the investment advisory business. It is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. and is an associate member of the American Stock Exchange. Glickenhaus acts as a sponsor for successive Series of The Glickenhaus Value Portfolios and The Municipal Insured National Trusts, and for the prior series of Empire State Municipal Exempt Trust, including those sold under the name of Municipal Exempt Trust, New York Exempt Series 1, New York Series 2 and New York Series 3. Glickenhaus, in addition to participating as a member of various selling groups of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities. The principal offices of Glickenhaus are located at 6 East 43rd Street, New York, New York 10017.


          Lebenthal, a New York corporation originally organized as a New York partnership in 1925, has been buying and selling municipal bonds for its own account as a dealer for over 73 years; Lebenthal also buys and sells securities as an agent and participates as an underwriter in public offerings of municipal bonds. It acted as a sponsor for Empire State Tax Exempt Bond Trust, Series 8 and successive Series of The Municipal Insured National Trust through Series 28. Lebenthal is registered as a broker/dealer with the Securities and Exchange Commission and various state securities regulatory agencies and is a member of the National Association of Securities Dealers, Inc. and Securities Investors Protection Corp. The principal offices of Lebenthal are located at 120 Broadway, New York, New York 10271.

Limitations on Liability

          The Sponsors are jointly and severally liable for the performance of their obligations arising from their responsibilities under the Trust Agreement, but will be under no liability to the Unit holders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith or gross negligence. See "The Trust--Portfolio" and "Sponsors--Responsibility."

Responsibility

          The Trustee shall sell, for the purpose of redeeming Units tendered by any Unit holder, and for the payment of expenses for which funds may not be available, such of the Bonds in a list furnished by the Sponsors as the Trustee in its sole discretion may deem necessary. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, to the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust's portfolio will tend to diminish. As to Series 18 and subsequent Series, in the event that the Trustee does not exercise the right

279831.17
                                      -33-
to obtain Permanent Insurance on a Defaulted Bond or Bonds, except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unit holders or if there is no alternative, the Trustee is not empowered to sell Defaulted Bonds for which value has been attributed for the insurance obtained by the Trust. Because of such restrictions on the Trustee, under certain circumstances the Sponsors may seek a full or partial suspension of the right of Unit holders to redeem their Units. See "Rights of Unit Holders--Redemption."
The Sponsors are empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of advance refunding. It is the responsibility of the Sponsors to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsors may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsors may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsors the issuer will probably default with respect to such Securities in the foreseeable future.

          Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unit holder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

          If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance with respect to the Trust or otherwise within 30 days, the Trustee is required to notify the Sponsors thereof. If the Sponsors fail to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsors of such default, the Trustee may in its discretion sell the Defaulted Bond and not be liable for any depreciation or loss thereby incurred. See "The Trust--Insurance on the Bonds."

          The Sponsors may direct the Trustee to dispose of Bonds upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsors the retention of such Bonds in a Trust would be detrimental to the interest of the Unit holders. The proceeds from any such sales will be credited to the Principal Account of the affected Trust for distribution to the Unit holders.

          Notwithstanding the foregoing, in connection with final distributions to Unit holders, if the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bond, because the portfolio insurance obtained by the Trust is applicable only while Bonds so insured are held by the Trust, the price to be received by the Trust upon the disposition of any such Defaulted Bond will not reflect any value based on such insurance. Therefore, in connection with any liquidation with respect to a Trust, it

279831.17
                                      -34-
shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bonds if retention of such Bonds, until due, shall be deemed to be in the best interest of Unit holders, including, but not limited to, situations in which Bonds so insured are in default and situations in which Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since the Pre-insured Bonds will reflect the value of the insurance obtained by the Bond issuer, it is the present intention of the Sponsors not to direct the Trustee to hold any Pre-insured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on Defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unit holders of record as of such date of termination as soon as practicable after the date such Defaulted Bonds become due and applicable insurance proceeds have been received by the Trustee. See "Summary of Essential Financial Information" in Part I of this Prospectus.

Agent for Sponsors

          The Sponsor named as Agent for Sponsors under "Summary of Essential Information" in Part I of this Prospectus has been appointed by the other Sponsor as agent for purposes of taking action under the Trust Agreement. In those Trusts for which there is a sole Sponsor, references herein to the Agent for Sponsors shall be deemed to refer to such sole Sponsor. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as to which Sponsor shall act as sole Sponsor, then the Agent for Sponsors shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor is automatically discharged under the Trust Agreement and the other Sponsor acts as the Sponsors.

Resignation

          Any Sponsor may resign at any time provided that at the time of such resignation one remaining Sponsor maintains a net worth of $1,000,000 and all the remaining Sponsors are agreeable to such resignation. Concurrent with or subsequent to such resignation, a new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If, at any time, only one Sponsor is acting under the Trust Agreement and that Sponsor shall resign or fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trust.

Financial Information


          At September 30, 1998, the total partners' capital of Glickenhaus was $185,620,531 (audited); and at March 31, 1999, the total stockholders' equity of Lebenthal was $6,269,873 (audited).

          The foregoing information with regard to the Sponsors relates to the Sponsors only, and not to any series of Empire State Municipal Exempt Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsors and their ability to carry out their contractual obligations shown herein. More comprehensive financial information can be obtained upon request from any Sponsor.

279831.17
                                      -35-

                                     TRUSTEE

          The Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 101 Barclay Street, New York, New York 10286, (800) 221-7771. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee must be a corporation organized under the laws of the United States or the State of New York, which is authorized under such laws to exercise corporate trust powers, and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000 and its principal office and place of business in the Borough of Manhattan, New York City. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the portfolio of any Series of the Trust.

Limitations on Liability

          The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of its willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "The Trust--Portfolio."

Responsibility

          For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders," "Sponsors--Responsibility" and "Sponsors-- Resignation."

Resignation

          By executing an instrument in writing and filing the same with the Sponsors, the Trustee and any successor may resign. In such an event the Sponsors are obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, or, in the case of Series 11 and subsequent Series, if the Sponsors deem it to be in the best interest of the Unit holders, the Sponsors may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If, upon resignation or removal of a trustee, no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.



279831.17
                                      -36-

                                    EVALUATOR

          The Evaluator is Muller Data Corporation, a New York corporation, with main offices at 395 Hudson Street, New York, New York 10014. Muller Data Corporation is a wholly owned subsidiary of Thomson Publishing Corporation, a Delaware corporation.

Limitations on Liability

          The Trustee and the Sponsors may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsors or the Unit holders for errors in judgement. This provision shall not protect the Evaluator in cases of its willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

          The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsors. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering--Offering Price."

Resignation

          The Evaluator may resign or may be removed by the Sponsors and the Trustee, and the Sponsors and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

          The Sponsors and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders; and the Sponsors and the Trustee may amend the Trust Agreement with the consent of the holders of certificates evidencing 66-2/3% of the Units then outstanding, provided that no such amendment will reduce the interest in a Trust of any Unit holder without the consent of such Unit holder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unit holders. In no event shall the Trust Agreement be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except in accordance with the provisions of the Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

279831.17
                                      -37-

          The Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Securities. The Trustee shall notify all Unit holders when the value of the Trust as shown by any evaluation is less than $2,000,000 or less than 20% of the value of the Trust as of the Date of Deposit, whichever is lower, at which time the Trust may be terminated (i) by the consent of the holders of 66-2/3% of the Units or (ii) by the Trustee; provided, however, that upon affirmative written notice of their opportunity to object to such termination and to the Sponsors and the holders of at least 33-1/3% of the Units do not instruct the Trustee not to terminate the Trust. In no event, however, may the Trust continue beyond the Mandatory Termination Date set forth in Part I of this Prospectus under "Summary of Essential Financial Information"; provided, however, that prior to the Mandatory Termination Date the Trustee shall not dispose of any Bonds if the retention of such Bonds, until due, shall be deemed to be in the best interest of the Unit holders of the affected Trust. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any remaining Securities and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder, upon surrender for cancellation of its certificate for Units, its pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust.


                                 LEGAL OPINIONS

          Certain legal matters have been passed upon by Brown & Wood, One World Trade Center, New York, New York 10048, as special counsel for the Sponsors as to Series 9 through 64 and by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022 as special counsel for the Sponsors as to Series 65 and subsequent Series of Empire State Municipal Exempt Trust, Guaranteed Series. Winston & Strawn, 200 Park Avenue, New York, New York 10016, acts as counsel for the Trustee.


                                    AUDITORS

          The financial statements of the Trust included in Part I of this Prospectus have been audited by BDO Seidman LLP, independent certified public accountants, as stated in their report with respect thereto, and are included therein in reliance upon such report given upon their authority as experts in accounting and auditing.


                           DESCRIPTION OF BOND RATINGS

          A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees. The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.

279831.17
                                      -38-

The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

          The ratings are based, in varying degrees, on the following considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II. Nature of and provisions of the obligation;

          III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

          AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

          AA: Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

          A: Bonds rated "A" have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

          BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default

279831.17
                                      -39-
     upon failure of, such completion. Accordingly, the investor should exercise its own judgment with respect to such likelihood and risk.

          NO: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

          SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

          SP-2: Satisfactory capacity to pay principal and interest.

          SP-3: Speculative capacity to pay principal and interest.

*Moody's rating. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

          Aaa: Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long- term risks appear somewhat larger than in "Aaa" securities.

          A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds which are rated "Baa" are considered as medium grade obligations; i.e, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

279831.17
                                      -40-

          B: Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

          Con.(...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's   applies   numerical   modifiers  "1,"  "2"  and  "3"  in  each  rating
classification from "Aa" through "B" in its corporate rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the security ranks in the lower end of its generic rating category.


279831.17
                                      -41-


This Prospectus contains information concerning the
Trust and the Sponsors, but does not contain all the
information set forth in the registration statements                                            EMPIRE STATE
and exhibits relating thereto, which the Trust has                                         MUNICIPAL EXEMPT TRUST
filed with the Securities and Exchange Commission,
Washington, D.C. under the Securities Act of 1933
and the Investment Company Act of 1940, and to
which reference is hereby made.                                                               GUARANTEED SERIES
----------------------------------------------------------------


                               INDEX                                                         PROSPECTUS, PART II
----------------------------------------------------------------


                                                               Page
                                                                                                  Sponsors:
THE TRUST  .......................................................1

PUBLIC OFFERING..................................................14                           GLICKENHAUS & CO.
                                                                                                6 East 43rd Street
ESTIMATED CURRENT RETURN AND ESTIMATED                                                    New York, New York 10017
           LONG-TERM RETURN TO UNIT                                                            (212) 953-7532
           HOLDERS...............................................16

INSURANCE ON THE BONDS...........................................17                         LEBENTHAL & CO., INC.
                                                                                                120 Broadway
TAX STATUS ......................................................21                       New York, New York 10271
                                                                                                (212)425-6116
RIGHTS OF UNIT HOLDERS...........................................24

AUTOMATIC ACCUMULATION ACCOUNT...................................32

SPONSORS   ......................................................33

TRUSTEE    ......................................................36

EVALUATOR  ......................................................37

AMENDMENT AND TERMINATION OF THE TRUST
           AGREEMENT.............................................37

LEGAL OPINIONS...................................................38

AUDITORS   ......................................................38

DESCRIPTION OF BOND RATINGS......................................38


----------------------------------------------------------------
No person is authorized to give any information or to
make any representations not contained in this
Prospectus and any information or representation
not contained herein must not be relied upon as
having been authorized by the Trust or the Sponsors.
This Prospectus does not constitute an offer to sell,
or a solicitation of an offer to buy, securities in any
state to any person to whom it is not lawful to make
such offer in such state.
----------------------------------------------------------------




279831.17

                                     PART II

                       ADDITIONAL INFORMATION NOT REQUIRED
                                  IN PROSPECTUS

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment to the Registration Statements on Form S-6 comprises the following papers and documents:

The facing sheet on Form S-6.
The  Cross-Reference  Sheet  (incorporated  by reference to the  Cross-Reference
 Sheet to the Form S-6 Registration Statement of Empire State Municipal Exempt Trust, Guaranteed Series 133).
The Prospectus.
Signatures.
Written Consent of the following persons:
           Consent of Independent Auditors.
           Consent of Counsel (previously filed)
           Consents of the Evaluator including Confirmation of Ratings (included in Exhibit 99.5.1).

The following exhibits:

*99.5.1  -- Consents of the Evaluator including Confirmation of Ratings.

 99.6.1  -- Copies of Powers of Attorney of General Partners of
            Glickenhaus & Co. (filed as Exhibit 6.1 to the Form S-6 Registration Statement No. 333-17307 of Empire State
            Municipal Exempt Trust, Guaranteed Series 134 on April 2, 1997, and Post-Effective Amendment No. 7 to Form S-6
            Registration Statement No. 33-40723 of Empire State
            Municipal Exempt Trust, Guaranteed Series 77 on November 25, 1997, and incorporated herein by reference).

 99.6.2  -- Copies of Powers of Attorney of Directors and certain officers of Lebenthal & Co., Inc. (filed as Exhibit 6.2 to Amendment No. 1 to the Form S-6 Registration Statement No. 33-55385 of Empire State Municipal Exempt Trust, Guaranteed Series 109 on November 2, 1994, and Amendment No. 1 to Form S-6 Registration Statement No. 333-42455 of Empire State Municipal Exempt Trust, Guaranteed Series 140 on May 18, 1998, and incorporated herein by reference).


-----------------------
*        Being filed by this Amendment.


                                      II-1
401261.1

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, the registrants, Empire State Municipal Exempt Trust, Series 71, Guaranteed Series 118, Guaranteed Series 119 and Guaranteed Series 120 certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of September, 1999.


                EMPIRE STATE MUNICIPAL EXEMPT TRUST, SERIES 71,
                GUARANTEED SERIES 118, GUARANTEED SERIES 119
                AND GUARANTEED SERIES 120
                (Registrants)


                GLICKENHAUS & CO.
                              (Depositor)


                By:           /s/ MICHAEL J. LYNCH
                              Michael J. Lynch
                              (Authorized Signatory)

            Pursuant to the requirements of the Securities Act of 1933, this Post- Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                          Title                            Date


ALFRED FEINMAN*         General Partner              ) September 28, 1999
                                                     )
JAMES M. GLICKENHAUS*   General Partner              )
                                                     )
SETH M. GLICKENHAUS*    General Partner,             )
                        Chief Investment Officer     )By:/s/ MICHAEL J. LYNCH
                                                     )    Michael J. Lynch
                                                     )    Attorney-in-Fact*


---------------

* Executed copies of Powers of Attorney were filed as Exhibit 6.1 to Registration Statement No. 333-17307 on April 2, 1997 and Post-Effective Amendment No. 7 to Registration Statement No. 33-40723 on November 25, 1997.

                                      II-2
401261.1

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrants, Empire State Municipal Exempt Trust, Series 71, Guaranteed Series 118, Guaranteed Series 119 and Guaranteed Series 120 certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of September, 1999.


                EMPIRE STATE MUNICIPAL EXEMPT TRUST, SERIES 71,
                GUARANTEED SERIES 118, GUARANTEED SERIES 119
                AND GUARANTEED SERIES 120
                (Registrants)



                LEBENTHAL & CO., INC.
                       (Depositor)



                By:           /s/ D. WARREN KAUFMAN
                              D. Warren Kaufman
                              (Attorney-in-Fact)

            Pursuant to the requirements of the Securities Act of 1933, this Post- Effective Amendment to the Registration Statement has been signed below by the following persons, in the capacities and on the dates indicated.



Name                         Title                Date


H. GERARD BISSINGER, II*     Director             )
                                                  ) September 28, 1999
JEFFREY M. JAMES*            Director             )
                                                  )
/s/ D. WARREN KAUFMAN        Director             )
                                                  ) By: /s/ D. WARREN KAUFMAN
ALEXANDRA LEBENTHAL*         Director, President  )     D. Warren Kaufman
                                                  )     Attorney-in-Fact*
JAMES A. LEBENTHAL*          Director, Chief      )
                             Executive Officer    )
JAMES E. McGRATH**           Director             )
                                                  )
DUNCAN K. SMITH*             Director             )
                                                  )
---------------


* Executed copies of Powers of Attorney were filed as Exhibit 6.2 to Amendment No. 1 to Registration Statement No. 33-55385 on November 2, 1994.

** An executed copy of Power of Attorney was filed as Exhibit 6.2 to Amendment No. 1 to Registration Statement No. 333-42455 on May 18, 1998.

                                      II-3
401261.1

                               CONSENT OF COUNSEL


           The consent of Battle Fowler LLP to the use of their name in the Prospectus included in the Registration Statement is contained in their opinion filed previously.




                         CONSENT OF INDEPENDENT AUDITORS

The Sponsors and Trustee of


         EMPIRE STATE MUNICIPAL EXEMPT TRUST, SERIES 71, GUARANTEED SERIES 118, GUARANTEED SERIES 119 AND GUARANTEED SERIES 120





        We hereby consent to the use in Post-Effective Amendment No. No. 6* to Registration Statement No. 33-53688 of our opinions dated June 30, 1999 relating to the financial statements of Empire State Municipal Exempt Trust, Series 71, Guaranteed Series 118, Guaranteed Series 119 and Guaranteed Series 120 and to the reference to our firm under the heading "Auditors" in the Prospectus which is a part of such Registration Statement.






BDO SEIDMAN, LLP


New York, New York
September 28, 1999









---------------

* This Prospectus constitutes Post-Effective Amendment No. 4 for Guaranteed Series 118, Guaranteed Series 119 and Guaranteed Series 120.


                                      II-4
401261.1